As filed with the Securities and Exchange Commission on March 1, 1999

                                       Securities Act registration no. 333-19235
                                Investment Company Act registration no. 811-8005



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
--------------------------------------------------------------------------------

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
                       Post-Effective Amendment No. 3                        [X]

                                       and

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940                             [X]
                               Amendment No. 5                               [X]


                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                                  (Registrant)

                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                         Telephone Number: 602/956-1115


Robet L. Mueller                       Janet D. Olsen
Papp America-Pacific Rim Fund, Inc.    Bell, Boyd & Lloyd
6225 North 24th Street, Suite 150      Three First National Plaza, Suite 3300
Phoenix, Arizona 85016                 Chicago, Illinois  60602

                              (Agents for service)


                  Amending Parts A, B and C and filing Exhibits


             It is proposed that this filing will become effective:
                    __ immediately upon filing pursuant to paragraph (b)
                    __ on ______ pursuant to paragraph (b)
                    __ 60 days after filing pursuant to paragraph (a)(1) X on May 1, 1999 pursuant to paragraph (a)(1)
                    __ 75 days after filing pursuant to paragraph (a)(2)
                    __ on pursuant to paragraph (a)(2) of rule 485

                            THE PAPP FAMILY OF FUNDS

                        The L. Roy Papp Stock Fund, Inc.
                         Papp America-Abroad Fund, Inc.
                       Papp America-Pacific Rim Fund, Inc.
                              Papp Focus Fund, Inc.
                     Papp Small & Mid-Cap Growth Fund, Inc.


                         No sales or redemption charges
                              (Pure no-load funds)

                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                                  (602)956-1115
                                  (800)421-4004

                            Email: invest@roypapp.com
                        Internet: http://www.roypapp.com



                                                                      Prospectus
                                                                     May 1, 1999







The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                Table of Contents



                                                                          Page

THE L. ROY PAPP STOCK FUND.................................................1

PAPP AMERICA-ABROAD FUND...................................................3

PAPP AMERICA-PACIFIC RIM FUND..............................................5

PAPP FOCUS FUND............................................................7

PAPP SMALL & MID-CAP GROWTH FUND...........................................7

INVESTMENT OBJECTIVES AND METHODS..........................................9

RISK FACTORS...............................................................1

PURCHASING SHARES..........................................................2

REDEEMING SHARES...........................................................3

DETERMINATION OF NET ASSET VALUE...........................................4

MANAGEMENT.................................................................4

DISTRIBUTIONS..............................................................5

FEDERAL INCOME TAX.........................................................5

FINANCIAL HIGHLIGHTS.......................................................6

                           THE L. ROY PAPP STOCK FUND


Investment Objective

     The L. Roy Papp Stock Fund invests with the objective of long-term capital growth.

Principal Investment Strategies

     The Fund is designed to provide a comprehensive investment for the common stock portion of an investment program through the purchase and retention of a diversified high quality group of securities. It invests in common stocks of companies traded in the United States. Although there is no restriction on the size of the companies in which the Fund may invest, the Fund usually invests in large or mid-sized companies. In choosing stocks, the Fund looks for companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company.

Risks You Should Consider

     Because the Fund invests primarily in common stocks, your investment is subject to certain risks. In the short-term, stock prices may fluctuate widely in response to company, market or economic news. The Fund does not pursue income, and is not, alone or together with the other Papp Funds, a balanced investment plan. You can lose money by investing in the Fund.

How Do I Know If the Fund Is Right For Me?

     The Fund is appropriate for shareholders who are long-term investors and who are willing to accept fluctuations in share price.

     The Fund is not appropriate for investors who need regular income, have a short-term investment horizon or who are unwilling to accept possible losses.


How the Fund Has Performed

     The following chart shows the annual performance of the Fund since January 1, 1990, as well as the Fund's average annual total return for the one and five year periods ended December 31, 1998, and since the Fund's initial offering on November 29, 1989. Returns include the reinvestment of dividends and distributions. Of course, past performance does not guarantee future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

Bar chart:
1990       2.6%
1991      33.8%
1992      13.5%
1993       1.7%
1994      -1.5%
1995      32.9%
1996      21.8%
1997      33.1%
1998      27.0%

     Since the Fund's initial offering on November 29, 1989, its best and worst quarterly returns were:

o    Best quarterly return -  23.5%,
     during the quarter ended December 31, 1998

o    Worst quarterly return -  (16.7)%,
     during the quarter ended September 30, 1990

    Average Annual Total Returns for the Periods Ended
                     December 31, 1998
------------------------------------------------------------
                                         Since Inception
              1 Year      5 Years       November 29, 1989
------------------------------------------------------------
Fund           27.0%       21.9%              17.8%
S&P 500*       28.6%       24.1%              18.3%
-----------------

* The S&P 500 Index is an unmanaged market-weighted index that includes the stocks of the 500 largest U.S. companies.

Fund Fees and Expenses

     The Fund is a "no-load" fund. You do not pay any sales charge when you purchase or sell your shares. However, you will indirectly pay various other expenses because the Fund pays fees and other expenses that reduce the return on your investment. The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses
Paid directly from your investment.

Maximum sales load.................................None
Deferred sales load................................None
Redemption fees....................................None
Exchange fees......................................None

Annual Fund Operating Expenses
Deducted from Fund assets.

Management fee.....................................1.00%
12b-1 fee..........................................None
Other expenses ....................................0.10%
Total annual Fund operating expenses...............1.10%

Example

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year.......................         $116
3 years......................         $361
5 years......................         $624
10 years.....................        $1376

This example is for illustration only. It is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

Availability

     The L. Roy Papp Stock Fund is available to the residents of all 50 states.

                            PAPP AMERICA-ABROAD FUND


Investment Objective

     Papp America-Abroad Fund invests with the objective of long-term capital growth.

Principal Investment Strategies

     America-Abroad Fund is a way to invest "internationally" without leaving the United States. The Fund invests in common stocks of U.S. companies that have substantial international activities, and in common stocks of foreign companies that are traded in the U.S.

     The Fund usually invests at least 70% of its common stock assets in U.S. companies that satisfy one of the following criteria:

o At least 35% of its aggregate reported sales and other revenues, or of its reported operating earnings, were classified by the company as "foreign", "international" or "outside the U.S.", or

o At least 25% of its aggregate reported revenues, operating earnings, or identifiable assets were classified as foreign, and had doubled in amount over the past five years, and the Fund's investment adviser believes that prospects are excellent for a continuing large increase over the company's next five fiscal years.

     The Fund may invest up to 30% of its common stock assets in stocks of foreign companies that are traded in the U.S.

     In choosing stocks, the Fund looks for companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company.


Risks You Should Consider

     The Fund invests primarily in common stocks. In the short-term, stock prices may fluctuate widely in response to company, market or economic news. You can lose money by investing in the Fund. The Fund does not pursue income, and is not, alone or together with the other Papp Funds, a balanced investment plan.

     Because it invests primarily in companies with foreign business interests, investing in the Fund may be riskier in some ways than investing in companies whose operations are in the U.S. only. Certain political and economic risks may affect the Fund's portfolio companies, especially those with commitments in developing countries. These risks include: foreign controls over currency exchange; restrictions on monetary repatriation; oppressive regulation; differing tax systems among countries, with differing consequences to portfolio companies; possible seizure, nationalization or expropriation of assets; and political, economic or social instability.

     If the Fund invests directly in foreign companies, even through U.S. traded securities, the Fund would also have risks related to: less governmental supervision of issuers of securities; limited publicly available corporate information; varying accounting, auditing and financial reporting standards and financial statements among countries; and difficulties in obtaining legal recourse and enforcing judgments abroad.

How Do I Know if the Fund Is Right For Me?

     The Fund is appropriate for shareholders who are long-term investors and who are willing to accept fluctuations in share price.

     The Fund is not appropriate for investors who need regular income, have a short-term investment horizon or who are unwilling to accept possible losses.

How the Fund Has Performed

     The following chart shows the annual performance of the Fund since January 1, 1992, as well as the Fund's average annual total return for the one and five year periods ended December 31, 1998, and since the Fund's initial offering on December 6, 1991. Returns include the reinvestment of dividends and distributions. Of course, past performance does not guarantee future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

Bar chart:
1992       7.4%
1993      -0.1%
1994       7.8%
1995      37.1%
1996      27.7%
1997      29.9%
1998      23.8%

      Since the Fund's initial offering on December 6, 1991, the Fund's best and worst quarterly returns were:

o    Best quarterly return -  27.8%,
     during the quarter ended December 31, 1998

o    Worst quarterly return  -  (12.6)%,
     during the quarter ended September 30, 1998

    Average Annual Total Returns for the Periods Ended
                     December 31, 1998
------------------------------------------------------------
                                         Since Inception
                 1 Year     5 Years     December 6, 1991
------------------------------------------------------------
Fund              23.8%      24.9%            19.8%
Morgan Stanley
World Index*      24.3%      15.8%            14.4%
-----------------

* The Morgan Stanley World Index is an unmanaged, market-weighted index that includes 50% foreign companies and 50% U.S. companies.

Fund Fees and Expenses

     The Fund is a "no-load" fund. You do not pay any sales charge when you purchase or sell your shares. However, you will indirectly pay various other expenses because the Fund pays fees and other expenses that reduce the return on your investment. The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses
Paid directly from your investment.

Maximum sales load.................................None
Deferred sales load................................None
Redemption fees....................................None
Exchange fees......................................None

Annual Fund Operating Expenses
Deducted from Fund assets.

Management fee.....................................1.00%
12b-1 fee..........................................None
Other expenses ....................................0.08%
Total annual Fund operating expenses...............1.08%

Example

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year.......................         $113
3 years......................         $354
5 years......................         $613
10 years.....................        $1354

This example is for illustration only. It is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

Availability

     Papp America-Abroad Fund is available to the residents of all 50 states.

                          PAPP AMERICA-PACIFIC RIM FUND


Investment Objective

     Papp America-Pacific Rim Fund invests with the objective of long-term capital growth resulting to a considerable extent from the international activities, particularly in the Pacific Rim nations, of its portfolio companies.

Principal Investment Strategies

     Papp America-Pacific Rim Fund is a way to emphasize investments in the Pacific Rim region, without leaving the United States. The Fund invests in companies that have substantial sales to, and receive significant income from, countries within the Pacific Rim.

     The Fund usually invests at least 65% of its common stock assets in U.S. companies that satisfy one of the following criteria:

o 50% or more of its earnings or sales are attributed to, or assets are situated in, Pacific Rim countries including the U.S., and

o 15% or more of its earnings or sales are attributed to, or assets are situated in, Pacific Rim countries outside the U.S.

The Fund may also invest in U.S. companies that, in the opinion of the Fund's investment adviser, will soon meet these criteria.

The Fund may invest up to 30% of its common stock assets in foreign companies traded in the U.S. which derive 15% or more of their earning or sales from the Pacific Rim, or which have 15% or more of their assets located in Pacific Rim countries.

     In choosing investments, the Fund looks for stocks of companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company.


Risks You Should Consider

     The Fund invests primarily in common stocks. In the short-term, stock prices may fluctuate widely in response to company, market or economic news. You can lose money by investing in the Fund. The Fund does not pursue income, and is not, alone or together with the other Papp Funds, a balanced investment plan.

     Because it invests primarily in companies with foreign business interests, investing in the Fund may be riskier in some ways than investing in companies whose operations are in the U.S. only. Certain political and economic risks may affect the Fund's portfolio companies, especially those with commitments in developing countries. These risks include: foreign controls over currency exchange; restrictions on monetary repatriation; oppressive regulation; differing tax systems among countries, with differing consequences to portfolio companies; possible seizure, nationalization or expropriation of assets; and political, economic or social instability.

     If the Fund invests directly in foreign companies, even through U.S. traded securities, the Fund would also have risks related to: less governmental supervision of issuers of securities; limited publicly available corporate information; varying accounting, auditing and financial reporting standards and financial statements among countries; and difficulties in obtaining legal recourse and enforcing judgments abroad. In addition, the Fund's emphasis on companies with significant earnings, sales or assets in Pacific Rim countries outside the U.S. makes the Fund more vulnerable to potential adverse economic or market developments affecting that region than would be the case for a fund investing in companies with broader geographic diversification of their businesses.

How Do I Know if the Fund Is Right For Me?

     The Fund is appropriate for shareholders who are long-term investors and who are willing to accept fluctuations in share price.

     The Fund is not appropriate for investors who need regular income, have a short-term investment horizon or who are unwilling to accept possible losses.

How the Fund Has Performed

     The following chart shows the performance of the Fund for 1998, as well as the Fund's average annual total return for the one year period ended December 31, 1998, and since the Fund's initial offering on March 14, 1997. Returns include the reinvestment of dividends and distributions. Of course, past performance does not guarantee future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

Bar chart:
1998      28.7%

     Since the initial offering on March 14, 1997, the Fund's best and worst quarterly returns were:

o        Best quarterly return:  26.9%,
         during the quarter ended December 31, 1998
o        Worst quarterly return:  (9.5)%,
         during the quarter ended September 30, 1998


Average Annual Total Returns for the Periods Ended December
                          31, 1998
-------------------------------------------------------------
                                        Since Inception
                        1 Year           March 14, 1997
-------------------------------------------------------------
Fund                     28.7%               28.0%
Morgan Stanley
World Index*             24.3%               21.2%
-----------------

* The Morgan Stanley World Index is an unmanaged, market-weighted index that includes 50% foreign companies and 50% U.S. companies.


Fund Fees and Expenses

     The Fund is a "no-load" fund. You do not pay any sales charge when you purchase or sell your shares. However, you will indirectly pay various other expenses because the Fund pays fees and other expenses that reduce the return on your investment. The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses
Paid directly from your investment.

Maximum sales load.................................None
Deferred sales load................................None
Redemption fees....................................None
Exchange fees......................................None

Annual Fund Operating Expenses
Deducted from Fund assets.

Management fee.....................................1.00%
12b-1 fee..........................................None
Other expenses ....................................0.25%*
Total annual Fund operating expenses...............1.25%
-----------------------
* The amount shown for "other expenses" is the maximum amount that the Fund may incur, since the investment adviser will reimburse the Fund to the extent the Fund's regular operating expenses during any fiscal year exceed 1.25% of its average daily net asset value in such year.

Example

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year.......................         $131
3 years......................         $408
5 years......................         $706
10 years.....................        $1552

This example is for illustration only. It is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

Availability

     Papp America-Pacific Rim Fund is available to the residents of all 50 states.

                                 PAPP FOCUS FUND


Investment Objective

     Papp Focus Fund seeks long-term capital growth.

Principal Investment Strategies

     Papp Focus Fund makes substantial investments in a relatively small number of companies. The Fund usually owns stocks in 16 or fewer companies, although it sometimes may own more.

     In choosing investments, the Fund looks for stocks of companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company.

Risks You Should Consider

     The Fund invests primarily in common stocks. In the short-term, stock prices may fluctuate widely in response to company, market or economic news. You can lose money by investing in the Fund. The Fund does not pursue income, and is not, alone or together with the other Papp Funds, a balanced investment plan.

     The Fund's strategy of investing in a limited number of stocks may increase the volatility of the Fund's investment performance as compared to funds that invest in a larger number of stocks. If the stocks in which the Fund invests perform poorly, the Fund could incur greater losses than it might have had it invested in a larger number of stocks.

How Do I Know If the Fund Is Right For Me?

     The Fund is appropriate for shareholders who are long-term investors and who are willing to accept fluctuations in share price.

     The Fund is not appropriate for investors who need regular income, have a short-term investment horizon or who are unwilling to accept possible losses.


Fund Fees and Expenses

     The Fund is a "no-load" fund. You do not pay any sales charge when you purchase or sell your shares. However, you will indirectly pay various other expenses because the Fund pays fees and other expenses that reduce the return on your investment. The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses
Paid directly from your investment.

Maximum sales load.................................None
Deferred sales load................................None
Redemption fees....................................None
Exchange fees......................................None

Annual Fund Operating Expenses
Deducted from Fund assets.

Management fee.....................................1.00%
12b-1 fee..........................................None
Other expenses ....................................0.25%*
Total annual Fund operating expenses...............1.25%
-----------------------
* The amount shown for "other expenses" is the maximum amount that the Fund may incur, since the investment adviser will reimburse the Fund to the extent the Fund's regular operating expenses during any fiscal year exceed 1.25% of its average daily net asset value in such year.

Example

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year.......................  $131
3 years......................  $408

This example is for illustration only. It is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

Availability

     Shares of Papp Focus Fund are available to persons residing in certain states only. Contact the Fund to determine whether the Fund is available for residents of your state.

                        PAPP SMALL & MID-CAP GROWTH FUND


Investment Objective

     Papp Small & Mid-Cap Growth Fund's investment objective is long-term capital growth.

Principal Investment Strategies

     Papp Small & Mid-Cap Growth Fund invests primarily in the stocks of small and medium sized companies.

     In choosing investments, the Fund looks for the stocks of companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company.

Risks You Should Consider

     The Fund invests primarily in common stocks. In the short-term, stock prices may fluctuate widely in response to company, market or economic news. When you sell your shares, they may be worth more or less than you paid for them. You can lose money by investing in the Fund. The Fund does not pursue income, and is not, alone or together with the other Papp Funds, a balanced investment plan. There can be no assurance that the Fund will achieve its investment objective.

     The stocks of small and medium-sized companies are often more volatile than the stocks of larger companies. Further, a company with only one or several product lines is vulnerable to the entrance of a substantial competitor. Small and medium-sized companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, and may have a smaller public market for their shares.

How Do I Know If the Fund Is Right For Me?

     The Fund is appropriate for shareholders who are long-term investors and who are willing to accept fluctuations in share price.

     The Fund is not appropriate for investors who need regular income, have a short-term investment horizon or who are unwilling to accept possible losses.


Fund Fees and Expenses

     The Fund is a "no-load" fund. You do not pay any sales charge when you purchase or sell your shares. However, you will indirectly pay various other expenses because the Fund pays fees and other expenses that reduce the return on your investment. The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Transaction Expenses
Paid directly from your investment.

Maximum sales load................................None
Deferred sales load...............................None
Redemption fees...................................None
Exchange fees.....................................None

Annual Fund Operating Expenses
Deducted from Fund assets.

Management fee....................................1.00%
12b-1 fee.........................................None
Other expenses ...................................0.25%*
Total annual Fund operating expenses..............1.25%
-----------------------
* In the absence of an operating history, the amount shown for "other expenses" is the maximum amount that the Fund may incur, since the investment adviser will reimburse the Fund to the extent the Fund's regular operating expenses during any fiscal year exceed 1.25% of its average daily net asset value in such year. The investment adviser has agreed to pay all organizational expenses, and the Fund will not reimburse such expenses. Absent that expense limitation, the Fund estimates that other expenses and total Fund operating expenses for the Fund's initial fiscal year will be approximately 1.50% and 2.50%, respectively.

Example

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year.......................  $131
3 years......................  $408

This example is for illustration only. It is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

Availability

     Shares of Papp Small & Mid-Cap Growth Fund are available to persons residing in certain states only. Contact the Fund to determine whether the Fund is available for residents of your state.

                        INVESTMENT OBJECTIVES AND METHODS

Investment Objectives and Methods Applicable to All Funds

         All of the Papp Funds invest with the objective of long-term capital growth. A Fund's investment objective may not be changed without the approval of a majority of the Fund's outstanding shares.

         The Papp Funds invest in different ways, but each follows the basic Papp investment strategy -- each Fund tries to purchase the shares of companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company. The Funds measure a company's prospects for capital appreciation on an overall basis by such considerations as growth over extended periods of time, above-average profitability created through operating efficiency rather than financial leverage, and cash flows that appear to confirm the sustainability of growth.

         The Papp Funds are "buy and hold" investors. Once a security is purchased, the Funds ordinarily keep it so long as the investment adviser believes that the prospects for appreciation continue to be favorable and that the securities are not overvalued in the marketplace. As a result, although the Funds' portfolio turnover rates will vary, they are not ordinarily more than 25% annually (50% in the case of Papp Focus Fund and Papp Small & Mid-Cap Growth
Fund).

         The Funds are not market-timers. They usually stay substantially fully invested in common stocks, except for the cash and cash equivalents they expect to need to pay their expenses and meet redemptions. The Funds, however, may from time to time, take temporary defensive positions that are inconsistent with these principal investment strategies. If the adviser believes a temporary defensive position is necessary in view of market conditions, each Fund may hold cash or invest up to 100% of its assets in high-quality short-term government or corporate obligations. Taking a temporary defensive position may prevent a Fund from achieving its investment objective.

     The L. Roy Papp Stock Fund

         Stock Fund invests in common stocks. The Fund may invest up to 5% of its net assets in securities convertible into common stocks. There is no restriction on the size of the companies in which Stock Fund may invest, but it usually invests in large or mid-sized companies.

     Papp America-Abroad Fund

         America-Abroad Fund invests in common stocks of United States enterprises that have substantial international activities and common stocks of foreign enterprises that are traded publicly in the United States. The Fund usually invests at least 70% of its common stock assets in United States companies that satisfy one of the following criteria:

o At least 35% of its aggregate reported sales and other revenues, or of its reported operating earnings, were classified by the company as "foreign", "international" or "outside the United States", or

o At least 25% of any one of its aggregate reported revenues, operating earnings, or identifiable assets were classified as foreign, and had doubled in amount over the past five years, and the Fund's investment adviser believes that prospects are excellent for a continuing large increase over the company's next five fiscal years.

         The Fund relies on the annual geographic segment data published and provided by companies to determine which companies meets these criteria.

         America-Abroad Fund may invest up to 30% of its common stock assets in foreign companies that are traded in the United States.

     Papp America-Pacific Rim Fund

         America-Pacific Rim Fund invests in common stocks of companies that appear to have substantial sales to and receive significant income from countries within the Pacific Rim (defined as those countries bordering the Pacific Ocean). The Fund usually invests at least 65% of its total assets in United States companies that meet the following criteria:

o 50% or more of their earnings or sales are attributed to, or assets are situated in, Pacific Rim countries including the United States, and

o 15% or more of their earnings or sales are attributed to, or assets are situated in, Pacific Rim countries outside the United States.

In addition (and not included toward the 65% discussed in the preceding sentence) the Fund may invest in United States companies that, in the opinion of the Fund's investment adviser, will soon meet these criteria.

         In determining which United States companies are eligible for inclusion in the Fund's portfolio, the Fund's investment adviser relies largely on published annual geographic data provided by many multinational companies. However, many companies do not separately report earnings by geographic source. As a result, the Fund's investment adviser also relies on discussions with officials of companies being considered for inclusion in the Fund's securities portfolio.

         The Fund may invest up to 30% of its common stock assets in foreign companies that are traded in the United States if 15% or more of such companies' earnings, sales, or assets can be attributed to Pacific Rim countries, excluding the United States or, in the opinion of its investment adviser, will soon meet these criteria.

     Papp Focus Fund

         Focus Fund makes substantial investments in a relatively small number of companies. The Fund usually owns stocks in 16 or fewer companies, although it sometimes may own more.

         In choosing investments, the Fund looks for stocks of companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company.

         The Fund may invest up to 30% of its common stock assets in foreign companies traded in the United States.

     Papp Small & Mid-Cap Growth Fund

         Small & Mid-Cap Growth Fund invests primarily in the common stocks and securities convertible into common stocks of small and medium sized companies. The Fund's investment adviser believes that carefully selected small and medium sized companies offer attractive capital growth possibilities significantly above that of the general U.S. economy. Many of those companies have developed significant expertise in the more limited markets they serve, and are able to increase their sales and earnings at a more rapid pace than the average company. Further, these companies typically are subject to less Wall Street research than larger companies and are more likely to be priced inefficiently.

         Small companies are those whose market capitalizations fall within the range of companies in the S & P Small-Cap 600 Index (the Small-Cap Index) while medium-sized companies are those whose market capitalizations fall within the range of companies in the S & P Mid-Cap 400 Index (the Mid-Cap Index). As of December 31, 1998, the Small-Cap Index included companies with capitalizations between approximately $18 million and $3.3 billion while the Mid-Cap Index included companies with capitalizations between approximately $142 million and $73 billion. Under normal market conditions, the Fund will invest at least 65% of its assets in small and mid-capitalization securities.

         The Fund may invest a maximum of 20% of its common stock assets in foreign domiciled companies if they are traded in the United States.


                                  RISK FACTORS

Market Risk

         Each of the Funds invests primarily in common stocks. In the short-term, stock prices may fluctuate widely in response to company, market or economic news. The Funds, alone or together, are not intended to present a balanced investment program. They are not intended to be a vehicle for short-term trading, but are intended for investment for the long-term. You may receive little or no return on your investment or may lose part of your investment and there can be no assurance that the Funds will achieve their investment objectives.

Year 2000

         Some of today's computer systems cannot process date-related information because they are not programmed to distinguish between the year 2000 and the year 1900 (commonly referred to as the Year 2000 problem or Y2K). The Papp Funds are working closely with their service providers to ensure the proper functioning of the computer systems on which the Funds depend for smooth operation. Based on the information currently available, the Funds do not anticipate any material impact on the delivery of services currently provided. There can be no assurance, however, that the steps taken by the Papp Funds in preparation for the year 2000 will be sufficient to avoid any adverse impact on the Funds.

Other Risks

         Each of Papp America-Abroad Fund, Papp America-Pacific Rim, Papp Focus Fund and Papp Small & Mid-Cap Growth Fund also present other risks. Below are the additional risks of these Funds.

     Papp America-Abroad Fund and Papp America-Pacific Rim Fund

         Because the Funds invest primarily in companies with foreign business interests (either in United States companies with substantial international activities or foreign companies), investing in these Funds may be riskier in some ways than investment in companies whose operations are in the U.S. only. Certain political and economic risks may affect the Fund's portfolio companies, especially those with commitments in developing countries. The companies in which the Funds invest may be affected by: foreign controls over currency exchange; restrictions on monetary repatriation; oppressive regulation; differing tax systems among countries, with differing consequences to portfolio companies; possible seizure, nationalization or expropriation of assets; and political, economic or social instability.

         If the Funds invest directly in foreign companies, even through U.S. traded securities, the Funds would also have risks related to: less governmental supervision of issuers of securities; limited publicly available corporate information; varying accounting, auditing and financial reporting standards and financial statements among countries; and difficulties in obtaining legal recourse and enforcing judgments abroad.

         Additionally, Papp America-Pacific Rim Fund's focus on companies with significant earnings, sales or assets in Pacific Rim countries outside the United States makes that Fund more vulnerable to potential adverse economic or market developments affecting that region than would be the case for a fund investing in companies with broader geographic diversification of their businesses.

     Papp Focus Fund

         A strategy of investing in a limited number of securities may increase the volatility of the Fund's investment performance compared to a strategy of investing in a larger number of securities. In addition, if the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it might have had it invested in a larger number of securities. Because the Fund may invest in foreign business interests, investing in the Fund is subject to the same risks as investment in the Papp America-Abroad Fund.

     Papp Small & Mid-Cap Growth Fund

         The stocks of small and medium-sized companies often involve more volatility than the stocks of larger companies. Further, a company with only one or several product lines is vulnerable to the entrance of a substantial competitor. During some periods, the securities of small and mid-cap companies, as a class, have performed better than the securities of large companies and in other periods they have performed worse. Small and mid-cap companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, and may have a smaller public market for their shares. Also, because the Fund may invest in foreign business interests, investing in the Fund is subject to the same risks as investment in the Papp America-Abroad Fund.

                                PURCHASING SHARES

     SEE THE NEW ACCOUNT PURCHASE APPLICATION ACCOMPANYING THIS PROSPECTUS.

         To make an initial purchase of shares, you should complete and sign the New Account Purchase Application and mail it, together with a check for the total purchase price, to Papp Funds, 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016 or to P.O. Box 15508, Phoenix, Arizona 85066.

         The purchase price of each Fund's shares is the net asset value per share (NAV) next determined after receipt of the purchase order, as described under "Determination of Net Asset Value." There are no sales loads or commissions. The minimum initial investment to open an account is $5,000, except for Individual Retirement Accounts (IRAs) where the minimum is $1,000. Minimum subsequent investments in all cases are $1,000, excluding reinvestments of dividends and capital gains distributions.

         Each Fund will acknowledge your investment in shares of the Fund, including dividends and capital gains distributions reinvested in Fund shares, with a statement showing the number of shares you purchased, the net asset value at which you purchased the shares, and your new balance of Fund shares owned. The Funds do not issue stock certificates for the shares purchased. All full and fractional shares will be carried on the books of the Funds without the issuance of certificates.

         The Funds may authorize certain financial service companies, broker-dealers or their designees (authorized agents) to accept purchase, redemption, and exchange requests from their customers on whose behalf the authorized agent holds shares of the Funds. For purchase orders placed through an authorized agent, a shareholder will pay a Fund's NAV next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

         Some financial institutions that act as the Funds' agent or that otherwise maintain nominee accounts with the Funds for their clients for whom they hold Fund shares might charge a fee (usually a percentage of the average net assets held in such accounts) for accounting, shareholder servicing, and distribution services the institution provides with respect to the underlying Fund shares. The adviser pays these fees.

         The Funds reserve the right not to accept purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders.

                                REDEEMING SHARES

         We will redeem all or any part of shares you own upon written request delivered to the Funds at 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016, or P.O. Box 15508, Phoenix, Arizona. The redemption request must:

(1) specify the number of shares or dollar amount you want to redeem, if less than all of your shares are to be redeemed;

(2) be signed by all owners of the shares exactly as their names appear on our account; and

(3) include a signature guarantee in some instances. A signature guarantee is a way to protect the Funds and their shareholders, by guaranteeing that a person signing a request is really the person he or she claims to be. Your signature must be guaranteed by a bank, member firm of a national securities exchange, savings and loan association, credit union or other entity authorized by state law to guarantee signatures. A notary public cannot guarantee a signature.

         If you are making a redemption request on behalf of a corporation, partnership, trust, fiduciary, executor, or administrator, you must send us written evidence of your authority to act. Under certain circumstances, before the shares can be redeemed, we may require additional documents to verify the authority of the person seeking to redeem. Call 1-800-421-4004 before submitting a redemption request if you have any questions about the documents required.

         Under ordinary circumstances, a signature guarantee will not be required. However, a signature guarantee is necessary under the following circumstances:

         (1)      the redemption request exceeds $25,000.

         (2) the proceeds of the redemption are requested to be sent to a person other than the registered holder(s) of the shares to be redeemed.

         (3) the proceeds of the redemption are to be mailed to an address other than the address of record; or

         (4) a change of address request has been received by the Fund or the Transfer Agent within the last 20 business days.

         In such cases, each signature on any redemption request must be guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution. A notary public is not an eligible guarantor.

         The redemption price per share is net asset value determined as described under "Determination of Net Asset Value." There is no redemption charge. The redemption value of the shares may be more or less than your cost, depending upon the value of a Fund's portfolio securities at the time of redemption. If the net asset value of the shares in an account is less than $1,000 as a result of previous redemptions and not market price declines, we may notify the registered holder that unless the account value is increased to at least the minimum within 60 days we will redeem all shares in the account and pay the redemption price to the registered holder.

         We will pay you for the shares redeemed within seven days after our receipt of a request for redemption in good order. However, if you redeem shares immediately after they are purchased, we may delay paying the redemption proceeds until your check for the purchase price has been cleared, which may take up to 15 days.

         The Fund may suspend or postpone redemptions during any period when trading on the New York Stock Exchange is restricted or as otherwise permitted by the Securities and Exchange Commission.

                        DETERMINATION OF NET ASSET VALUE

         A Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading

         For purposes of computing the NAV, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices or, if there have been no reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are also valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the board of directors. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.

                                   MANAGEMENT

Investment Adviser

         L. Roy Papp & Associates serves as investment adviser to the Funds. Subject to the overall authority of the board of directors, the adviser furnishes continuous investment supervision and management to the Funds under an investment advisory agreement. L. Roy Papp & Associates is also investment adviser to individuals, trusts, retirement plans, endowments, and foundations. Assets under management exceed $1.2 billion. The adviser's address is 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016.

Portfolio Managers

         L. Roy Papp and Rosellen C. Papp, partners of the investment adviser, have managed the portfolios of each Fund since each Fund's commencement. Except for two years when he was United States director of, and ambassador to, the Asian Development Bank, Manila, Philippines, Mr. Papp has been in the money management field since 1955. He has been either sole proprietor of or a partner of L. Roy Papp & Associates since 1978. Rosellen C. Papp has been the Director of Research of L. Roy Papp & Associates since 1981.

Fees

         The investment adviser receives from each of the Funds, as compensation for its investment adviser and administrative services, a monthly fee, at an annual rate of 1% of that Fund's average daily net assets. The adviser has agreed to reimburse each Fund to the extent its total annual expenses, excluding taxes, interest and extraordinary litigation expenses, during any of its fiscal years, exceed 1.25% of its average daily net asset value in such year.

                                  DISTRIBUTIONS

         The Funds intend to distribute to shareholders substantially all net investment income and any net capital gains realized from sales of the Funds' portfolio securities.

         The Funds automatically reinvest your dividends from net investment income and distributions from any net realized capital gains unless you request in writing to have them paid by check.

                               FEDERAL INCOME TAX

         Dividends from investment income and net short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains. The tax you pay on a capital gains distribution depends generally on how long a Fund has held the portfolio securities it sold, and so may qualify as long-term capital gains even if you have held your Fund shares less than 12 months. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

         Each Fund will advise its shareholders annually of the source or sources of distributions for federal income tax purposes. A shareholder who is not subject to federal income taxation will not be required to pay tax on distributions received.

         If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold federal income tax at the rate of 31% ("backup withholding") from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income. These certifications are contained in the New Account Purchase Application, which should be completed and returned to the Funds when you make your initial investment.

                              FINANCIAL HIGHLIGHTS

         The following tables are intended to help you understand each Fund's financial performance for the past five years (or the period during which the Fund has been in operation, if less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented has been audited and reported on by Arthur Andersen LLP, the Funds' independent public accountants. The report of the independent public accountants and further information about the performance of each Fund is contained in the Annual Report and the Statement of Additional Information, which may be obtained from the Funds free of charge.


The L. Roy Papp Stock Fund

                                                                    Years Ended December 31,
                                             1998             1997            1996           1995           1994
                                          ---------         ---------      ---------      ---------       ---------
Net asset value at beginning of period....  $29.78           $22.70          $19.29         $14.63         $14.98
Income from Investment Operations
Net investment income.....................    (.09)            (.04)            .01            .07            .13
    Net realized and unrealized gain
    (loss) on investments.................    8.13             7.55            4.16           4.73           (.35)
    Total from Investment Operations......    8.04             7.51            4.17           4.80           (.22)
Less Distributions
    Dividends from net investment income..      --               --            (.01)          (.07)          (.13)
    Dividends from net realized gains
    on investments........................    (.46)            (.43)           (.75)          (.07)            --
Total Distributions.......................    (.46)            (.43)           (.76)          (.14)          (.13)
Net asset value at end of period..........  $37.36           $29.78          $22.70         $19.29         $14.63
Total Return..............................   26.99%           32.12%          21.77%         32.93%         (1.46)%
Ratios/Supplemental Data
Net assets at end of period (in thousands)     $98,608,333$79,820,068     $53,277,087     $44,508,543     $36,577,759
    Ratio of expenses to average net assets     1.10%          1.12%           1.16%          1.17%          1.19%
    Ratio of net income to average net assets    .82%          1.00%           1.19%          1.60%          2.08%
    Portfolio turnover rate...............      9.74%          6.19%          14.47%         22.39%         20.00%


Papp America Abroad Fund

                                                                    Years Ended December 31,
                                             1998             1997            1996           1995           1994
                                          ---------         ---------      ---------      ---------       ---------
Net asset value at beginning of period....    $25.98         $20.11          $16.47         $12.24         $11.45
Income from Investment Operations
Net investment income.....................      (.05)           .01             .01            .04            .10
    Net realized and unrealized
    gain (loss) on investments............      6.24           6.00            4.48           4.52            .79
    Total from Investment
    Operations............................      6.19           6.01            4.49           4.56            .89
Less Distributions
    Dividends from net investment income..       --            (.01)           (.01)          (.04)          (.10)
    Dividends from net realized
    gains on investments..................      (.04)          (.13)           (.84)          (.29)            --
Total Distributions.......................      (.04)          (.14)           (.85)          (.33)          (.10)
Net asset value at end of period..........    $32.13         $25.98          $20.11         $16.47         $12.24
Total Return..............................     23.83%         29.92%          27.65%         37.05%          7.77%
Ratios/Supplemental Data
Net assets at end of period
    (in thousands)........................   $342,814,636   $288,249,294    $29,623,497     $15,988,267      $11,573,197
    Ratio of expenses to average
    net assets(a).........................      1.08%           1.11%          1.25%          1.22%          1.25%
    Ratio of net income to average net
    assets(b).............................       .82%          1.24%           1.30%          1.50%          2.07%
    Portfolio turnover rate...............     24.97%          4.71%          12.29%         26.65%         16.00%
--------------

Notes to Financial Highlights:
*    Annualized
(a) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.30% and 1.30% for the years ended December 31, 1996 and 1994, respectively.
(b) Computed giving effect to investment adviser's expense limitation undertaking for periods prior to 1997.


Papp America-Pacific Rim Fund

                                                                Year Ended          March 14, 1997(a)
                                                             December 31, 1998     to December 31, 1997

Net asset value at beginning of period...................           $12.10                       $10.00
Income from Investment Operations
Net investment income....................................             (.06)                       0.00

    Net realized and unrealized gain
    (loss) on investments................................             3.53                        2.11

    Total from Investment Operations.....................             3.47                        2.11
Less Distributions
    Dividends from net investment income.................              --                         0.00
    Dividends from net realized gains on
    investments........................................                --                        (0.01)
Total Distributions....................................                --                        (0.01)
Net asset value at end of period.........................           $15.57                      $12.10
Total Return.............................................            26.68%                      21.11%
Ratios/Supplemental Data
Net assets at end of period (in thousands)...............      $14,705, 830                 $13,741,389
    Ratio of expenses to average net assets(b)...........             1.25*                       1.25%*
    Ratio of net income to average net assets(c).........              .79                        1.30%*
    Portfolio turnover rate..............................            13.73                     14.30%

Papp Focus Fund

                                                             March 2, 1998(a)
                                                           to December 31, 1998

Net asset value at beginning of period...................         $10.00
Income from Investment Operations
Net investment income....................................           (.06)
    Net realized and unrealized gain
    (loss) on investments................................           3.39
    Total from Investment Operations.....................           3.33
Less Distributions
    Dividends from net investment income.................            --
    Dividends from net realized gains on
    investments........................................              --
Total Distributions....................................              --
Net asset value at end of period.........................         $13.33
Total Return.............................................          33.30%
Ratios/Supplemental Data
Net assets at end of period(in thousands)................      $4,031,393
    Ratio of expenses to average net assets(d)...........           1.25*
    Ratio of net income to average net assets(c).........            .70*
    Portfolio turnover rate..............................          50.37%
--------------

Notes to Financial Highlights:
*    Annualized
(a)  Date of commencement of operations.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.55%, for the period ended December 31, 1997 and 1.41%, for the year ended December 31, 1998, respectively.
(c) Computed giving effect to investment adviser's expense limitation undertaking.
(d) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.38%, for the period ended December 31, 1998.


Papp Small & Mid-Cap Growth Fund

                                                           December 15, 1998(a)
                                                           to December 31, 1998

Net asset value at beginning of period...................       $15.00
Income from Investment Operations
Net investment income....................................          --
    Net realized and unrealized gain
    (loss) on investments................................         1.20
    Total from Investment Operations.....................         1.20
Less Distributions
    Dividends from net investment income.................          --
    Dividends from net realized gains on
    investments........................................            --
Total Distributions....................................            --
Net asset value at end of period.........................       $16.20
Total Return.............................................         8.00%
Ratios/Supplemental Data
Net assets at end of period
    (in thousands).......................................    $1,566,225
    Ratio of expenses to average net assets (b)..........         1.25*
    Ratio of net income to average net assets (c)........         1.01*
    Portfolio turnover rate..............................         0.00%
--------------

Notes to Financial Highlights:
*    Annualized
(a)  Date of commencement of operations.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.56% for the period ended December 31, 1998.
(c) Computed giving effect to investment adviser's expense limitation undertaking.

                            THE PAPP FAMILY OF FUNDS

                              (Pure no-load funds)

         Additional sources of information are available to you. The Statement of Additional Information, incorporated by reference into this Prospectus, contains detailed information on the Funds' policies and operation. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the end of each Fund's latest semi-annual or annual fiscal year end. You may obtain free copies of the Funds' annual and semi-annual reports, the Statement of Additional Information, request other information and discuss your questions about each Fund by writing or calling:

                                   Papp Funds
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                                  (602)956-1115
                                  (800)421-4004

         In addition, you may obtain this and other information about each Fund directly from the Securities and Exchange Commission (SEC). You may visit the SEC online at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington D.C. You may also call the SEC at (800) SEC-0330, or send your request and the appropriate duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.




Stock Fund                 811-05922
America-Abroad Fund        811-06402
America-Pacific Rim Fund   811-08005
Focus Fund                 811-08601
Small & Mid Cap Fund       811-09055

                            THE PAPP FAMILY OF FUNDS


                       Statement of Additional Information

                                   May 1, 1999


                       6225 North 24th Street - Suite #150
                             Phoenix, Arizona 85016
                                 (602) 956-1115
                                 (800) 421-4004

                            Email: invest@roypapp.com
                        Internet: http://www.roypapp.com

--------------------------------------------------------------------------------

         This Statement of Additional Information is not a prospectus, but provides information that should be read in conjunction with the Funds' prospectus dated May 1, 1999 and any supplement to the prospectus. You may obtain free copies of the prospectus by writing or calling the Funds at the address or telephone number shown above.

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                Table of Contents



                                                                         Page
Information about the Funds and Their Shares..............................2
Investment Policies.......................................................2
Investment Restrictions...................................................3
Investment Adviser........................................................6
Management of the Funds...................................................8
Principal Shareholders...................................................10
Portfolio Transactions and Brokerage.....................................11
Performance Information..................................................12
Purchasing and Redeeming Shares..........................................13
Additional Tax Information...............................................14
Custodian................................................................14
Transfer Agent...........................................................14
Financial Statements.....................................................15

--------------------------------------------------------------------------------

Information about the Funds and Their Shares

         Each of the Papp Funds is a Maryland corporation: The L. Roy Papp Stock Fund, Inc., Papp America-Abroad Fund, Inc., Papp America-Pacific Rim Fund, Inc., Papp Focus Fund, Inc. and Papp Small & Mid-Cap Growth Fund, Inc. Each Fund is an open-end management investment company. All of the Funds are diversified except Focus Fund which is non-diversified. The L. Roy Papp Stock Fund, Inc. was incorporated on September 15, 1989, and commenced operations on November 29, 1989. Papp America-Abroad Fund, Inc. was incorporated on August 15, 1991, and commenced operations on December 6, 1991. Papp America-Pacific Rim Fund, Inc. was incorporated on December 18, 1996 and commenced operations on March 14, 1997. Papp Focus Fund was incorporated on December 17, 1997 and commenced operations on March 2, 1998. Papp Small & Mid-Cap Growth Fund was incorporated on September 15, 1998 and commenced operations on December 15, 1998. L. Roy Papp & Associates provides investment advisory services to the Funds.

         Each share of capital stock of a Fund, $.01 par value, is entitled to share pro rata in any dividends and other distributions on shares of that Fund declared by its board of directors, to one vote per share in elections of directors and other matters presented to shareholders, and to equal rights per share in the event of liquidation.

         According to Maryland law and each Fund's bylaws, the Funds are not required to hold annual meetings of shareholders unless required to do so under the Investment Company Act. A Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of that Fund's outstanding common shares, and in connection with such meeting will comply with the provisions of section 16(c) of the Investment Company Act concerning assistance with a record shareholder communication asking other record shareholders to join in that request.

Investment Policies

         The Funds invest with the objective of long-term capital growth. A Fund's investment objective may not be changed without the approval of a majority of that Fund's outstanding shares. The investment objectives of the Funds are more fully described in the prospectus under the caption of "Investment Objective" for each Fund and under the caption "Investment Objectives and Methods." The primary manner in which the Funds pursue their investment objectives is discussed in the prospectus under the captions "Investment Objectives and Methods" and "Risk Factors."

         Temporary Investments. The Funds may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies. If the adviser believes a temporary defensive position is necessary in view of market conditions, a Fund may hold cash or invest up to 100% of its assets in high-quality short-term government or corporate obligations. Taking a temporary defensive position may prevent a Fund from achieving its investment objective.

         Portfolio Turnover. Each of Stock Fund, America-Abroad Fund and America-Pacific Rim Fund expects that its annual portfolio turnover rate will not exceed 25% under normal conditions, a turnover rate less than that of most mutual funds that invest primarily in common stocks. Each of Focus Fund and Small & Mid-Cap Growth Fund expects that its annual portfolio turnover rate will not exceed 50% under normal conditions, a turnover rate less than that of most mutual funds that invest primarily in a small number of securities or in small and mid-capitalization securities, respectively. However, there can be no assurance that the Funds will not exceed this rate, and the portfolio turnover rate may vary from year to year.

Investment Restrictions

         Each Fund has adopted certain fundamental investment restrictions that may not be changed without the approval of a majority of that Fund's outstanding shares. The Funds' fundamental investment restrictions are as follows:

         The L. Roy Papp Stock Fund and Papp America-Abroad Fund.

         Neither Fund may:

1. To the extent of 75% of its assets (valued at time of investment), invest more than 5% of its assets (valued at such time) in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities;

2. Acquire securities of any one issuer that at time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);

4. Invest more than 5% of its assets (valued at time of investment) in securities that are not readily marketable;

5. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

6.       Invest in repurchase agreements or reverse repurchase agreements;

7. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization [in addition to this investment restriction, the Investment Company Act of 1940 provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at time of investment) in all investment company securities purchased by the Fund];

8. Purchase or retain securities of a company if all of the directors and officers of the Fund and of its investment adviser who individually own beneficially more than 1/2% of the securities of the company collectively own beneficially more than 5% of such securities;

9. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing (the Fund will not purchase additional securities when its borrowings exceed 5% of the value of its assets);

10. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 15% of its assets at cost;

11. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that Act with respect to such resale;

12. Purchase or sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

13.      Purchase or sell commodities, commodity contracts or options;

14.      Make margin purchases or short sales of securities;

15. Invest in companies for the purpose of management or the exercise of control;

16. Make loans (but this restriction shall not prevent the Fund from investing in debt securities, subject to the 5% limitation stated in restriction 4 above);

17.      Invest in or write puts, calls, straddles or spreads;

18. Invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration; and

19. Invest more than 5% of its net assets (valued at time of investment) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges.

         Papp America-Pacific Rim Fund, Papp Focus Fund and Papp Small & Mid-Cap Growth Fund.

         No Fund may:

1. (for Papp America-Pacific Rim Fund and Papp Small & Mid-Cap Growth Fund only) To the extent of 75% of its assets (valued at time of investment), invest more than 5% of its assets (valued at such time) in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities;

2. Acquire securities of any one issuer that at time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

4. (for Papp America-Pacific Rim Fund only) Invest in repurchase agreements or reverse repurchase agreements;

5. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing (the Fund will not purchase additional securities when its borrowings exceed 5% of the value of its assets);

6. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that Act with respect to such resale;

7.       Purchase or sell commodities, commodity contracts or options;

8.       Make margin purchases or short sales of securities;

9. Invest in companies for the purpose of management or the exercise of control;

10. (for Papp America-Pacific Rim Fund only) Make loans (but this restriction shall not prevent the Fund from investing in debt securities, subject to the 5% limitation stated in restriction 5 above);

         (for Focus Fund and Papp Small & Mid-Cap Growth Fund only) Make loans (but this restriction shall not prevent the Fund from investing in debt securities); and

11. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

         Papp America-Pacific Rim Fund, Papp Focus Fund and Papp Small & Mid-Cap Growth Fund have also adopted the following restrictions that may be changed by the Board of Directors without shareholder approval:

                  a. Invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);

                  b. (For Papp America-Pacific Rim Fund and Papp Focus Fund only) Invest more than 5% of its assets (valued at time of investment) in securities that are not readily marketable; and

                  c. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization [in addition to this investment restriction, the Investment Company Act of 1940 provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at time of investment) in all investment company securities purchased by the Fund].

Investment Adviser

         L. Roy Papp & Associates provides investment advisory services to the Funds. The adviser is an Arizona general partnership owned and controlled by its partners, of whom there were 10 at the date of this Statement of Additional
Information: L. Roy Papp, Harry A. Papp, Robert L. Mueller, Rosellen C. Papp, Bruce C. Williams, George D. Clark, Jr., Jeffrey N. Edwards, Robert L. Hawley, Victoria S. Cavallero, and Julie A. Hein.

         Subject to the overall authority of each Fund's board of directors, the adviser furnishes continuous investment supervision and management to the Funds under an investment advisory agreement. As compensation for its investment adviser and administrative services, the investment adviser receives from each Fund, a monthly fee, at an annual rate of 1% of that Fund's average daily net assets. The adviser has agreed to reimburse the Funds to the extent a Fund's total annual expenses, excluding taxes, interest and extraordinary litigation expenses, during any of its fiscal years, exceed 1.25% of its average daily net asset value in such year.

         The table below shows gross advisory fees paid by the Funds and any expense reimbursements by the Adviser to them, which are described in the prospectus.

                                              Fees Paid During Year   Fees Paid During Year    Fees Paid During Year
                   Fund                      Ended December 31, 1998 Ended December 31, 1997  Ended December 31, 1996
                   ----                      ----------------------- -----------------------  -----------------------

The L. Roy Papp Stock Fund
     Advisory Fee                                     $875,849               $  690,660                $486,360
Papp America-Abroad Fund
     Advisory Fee                                        3,292               $1,599,574                $211,223
     Waived                                                  0                        0                  10,602
Papp America-Pacific Rim Fund
     Advisory Fee                                      140,635                   77,151*                    n/a
     Reimbursement                                      21,864                   21,456*
Papp Focus Fund
     Advisory Fee                                       21,018*                     n/a                     n/a
     Reimbursement                                       2,950*
Papp Small & Mid-Cap Growth Fund
     Advisory Fee                                          543*                     n/a                     n/a
     Reimbursement                                         164*
--------------------
* From the Fund's commencement of operations.

Information is indicated as not applicable ("n/a") for periods prior to a Fund's commencement of operations.

         Under the Advisory Agreements, the investment adviser furnishes at its own expense office space to the Funds and all necessary office facilities, equipment, and personnel for managing the assets of the Funds. The investment adviser also pays all expenses of marketing shares of the Funds, all expenses in determination of daily price computations, placement of securities orders and related bookkeeping.

         The Funds pay all expenses incident to their operations and business not specifically assumed by the investment adviser, including expenses relating to custodial, legal, and auditing charges; printing and mailing reports and prospectuses to existing shareholders; taxes and corporate fees; maintaining registration of the Funds under the Investment Company Act and registration of their shares under the Securities Act of 1933; and complying with the securities laws of certain states.

         The Advisory Agreements provide that the adviser shall not be liable for any loss suffered by the Funds or their shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreements.

         The Advisory Agreements may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the Directors of each Fund who are not "interested persons" of the Fund or the adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Management of the Funds

         The board of directors has overall responsibility for the conduct of each Fund's affairs. The directors of each Fund (except as noted), including those directors who are also officers, and their principal business activities during the past five years, are:

            L. Roy Papp,* Chairman and director. Age 72. Partner, L. Roy Papp & Associates.

            Harry A. Papp,*+ CFA, President and director. Age 44. Partner, L. Roy Papp & Associates.

            Robert L. Mueller,* Vice President, Secretary and director. Age 71. Partner, L. Roy Papp & Associates.

            Rosellen C. Papp,*+ CFA, Vice President, Treasurer and director. Age
            43. Partner, L. Roy Papp & Associates.

            Bruce C. Williams,* CFA, Vice President and director. Age 46. Partner, L. Roy Papp & Associates.

            James K. Ballinger, director. Age 48. Director of the Phoenix Art Museum.

            Amy S. Clague, director. Age 65. Partner, Boyd and Clague (bookkeeping services for small companies).

            Carolyn P. O'Malley, director of Papp America-Pacific Rim Fund, Papp Focus Fund and Papp Small & Mid-Cap Growth Fund. Age 50. Director of the Desert Botanical Garden since 1994. Prior thereto, Assistant Director of the Garden and Director of Public Relations of The Volunteer Center of Maricopa County, Phoenix, Arizona.

            George D. Clark, Jr., Vice President. Age 59. Partner, L. Roy Papp & Associates.

            Jeffrey N. Edwards, Vice President. Age 41. Partner, L. Roy Papp & Associates.

--------
* Indicates an "interested person" of the Fund, as defined in the Investment Company Act of 1940.
+ Harry A. Papp is the son of L. Roy Papp and Rosellen C. Papp is the daughter-in-law of L. Roy Papp.

            Robert L. Hawley, Vice President. Age 40. Partner, L. Roy Papp & Associates since 1995; prior thereto, associate of L. Roy Papp & Associates.

            Victoria S. Cavallero, Vice President. Age 41. Partner, L. Roy Papp & Associates.

            Julie A. Hein, Assistant Treasurer. Age 38. Partner, L. Roy Papp & Associates since 1996; prior thereto, associate of L. Roy Papp & Associates.

         The address of Messrs. L. Roy Papp, Harry A. Papp, Robert L. Mueller, Bruce C. Williams, Ms. Rosellen C. Papp and each of the officers, is 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016; the address of Mr. Ballinger is 1625 North Central Avenue, Phoenix, Arizona 85004; the address of Mrs. Clague is 326 East Kaler Drive, Phoenix, Arizona 85020; and the address of Mrs. O'Malley is 1201 N. Galvin Parkway, Phoenix, Arizona 85008.

         As of December 31, 1998, the directors and officers of the Funds owned, in the aggregate, the following shares of the Funds:

------------------------------------------- --------------------------
Fund                                        Shares (%)
------------------------------------------- --------------------------
Stock Fund                                             1.7%
------------------------------------------- --------------------------
America-Abroad Fund                                    .3
------------------------------------------- --------------------------
America-Pacific Rim Fund                              5.2
------------------------------------------- --------------------------
Focus Fund                                           15.6
------------------------------------------- --------------------------
Small & Mid Cap Growth Fund                          24.0
------------------------------------------- --------------------------

         L. Roy Papp, Harry A. Papp, and Robert L. Mueller are the members of the executive committee for each of the Funds, which has authority during intervals between meetings of the board of directors to exercise the powers of the Board, with certain exceptions. All of the directors and the officers, except Mr. Ballinger, Mrs. Clague, and Mrs. O'Malley are partners of L. Roy Papp & Associates, the Funds' investment adviser, and serve without any compensation from the Funds.

         The following table sets forth the compensation the Funds paid to Mr. Ballinger, Mrs. Clague, and Mrs. O'Malley during the fiscal year ended December 31, 1998. None of the Papp Funds has any pension or retirement plans.

                                                Papp         Papp America-                   Papp Small &    Total Compensation
                             L. Roy Papp   America-Abroad  Pacific Rim Fund   Papp Focus  Mid-Cap Growth Fund     All Funds
           Name               Stock Fund        Fund                             Fund
James K. Ballinger             $3,200         $3,650            $850            $400            $100              $8,200
Amy S. Clague                   2,400          2,650             600             300             100               6,050
Carolyn P. O'Malley              n/a            n/a              850             400             100               1,350

Principal Shareholders

         The only persons known to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of a Fund as of April 1, 1999 were:

                        Name and Address                                   Shares                  Percentage
Stock Fund
     Charles Schawb & Co., Inc.
     101 Montgomery Street
     San Francisco, CA 94104
America-Abroad Fund
     Charles Schawb & Co., Inc.
     101 Montgomery Street
     San Francisco, CA 94104

     National Financial Services
     1 World Financial Center, 200 Liberty Street
     New York, NY 10281
America-Pacific Rim Fund
     L. Roy Papp
     622 North 24th Street
     Phoenix, AZ 85016

     Marco Capital Group
     2009 Independence Drive
     Sherman, TX 75091

     Gerald L. Feinberg
     Financial Square
     New York, NY 10005
Focus Fund
     Charles Schawb & Co., Inc.
     101 Montgomery Street
     San Francisco, CA 94104
Small & Mid Cap Growth Fund
     L. Roy Papp
     622 North 24th Street
     Phoenix, AZ 85016

     Feingold Family Trust
     1066 Oro Vista
     Litchfield Park, AZ 85340

     Harkins Family Trust
     6226 N. Mockingbird Lane
     Paradise Valley, AX 85253



Portfolio Transactions and Brokerage

         The investment adviser places portfolio transactions of the Funds with those securities brokers and dealers that it believes will provide the best value in transaction and research services for the Funds, either in a particular transaction or over a period of time. Although most transactions involve only brokerage services, a very few involve research services as well.

         In valuing brokerage services, the investment adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission considered alone) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

         In valuing research services, the investment adviser makes a judgment of the usefulness of research and other information provided by a broker to the investment adviser in managing the Funds' investment portfolios. The information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker. The extent, if any, to which the obtaining of such information may reduce the expenses of the adviser in providing management services to the Funds is not determinable. In addition, it is understood by the Board of Directors of each Fund that other clients of the investment adviser might also benefit from the information obtained for that Fund, in the same manner that the Fund might also benefit from information obtained by the investment adviser in performing services to others.

         The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received is evaluated by the staff of the investment adviser on an ongoing basis. The general level of brokerage charges and other aspects of the Funds' portfolio transactions are reviewed periodically by each Fund's Board of Directors.

         Transactions of the Funds in the over-the-counter market are executed with primary market makers acting as principal except where the adviser believes that better prices and execution may be obtained otherwise.

         Although investment decisions for the Funds are made independently from those for other investment advisory clients of L. Roy Papp & Associates, it may develop that the same investment decision is made for both a Fund and one or more other advisory clients. If both a Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

         During fiscal years 1998 and 1997, the Funds paid the following commissions to brokers who furnished research services to each of them.

                                                  Brokerage Commissions Paid      Brokerage Commissions Paid During
                                                       During Year Ended                      Year Ended
                    Fund                               December 31, 1998                  December 31, 1997
                    ----                               -----------------                  -----------------
Stock Fund                                                   $11,124                              $5,842
America-Abroad Fund                                           94,329                             117,210
America-Pacific Rim Fund                                       8,377                              14,072
Focus Fund                                                     3,766                             n/a
Small & Mid-Cap Growth Fund                                    1,295                             n/a


Performance Information

         From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

         Average Annual Total Return is computed as follows:
                                       n
                           ERV = P(l+T)
         Where:            P =          a hypothetical initial investment of $1,000
                           T =          average annual total return
                           n =          number of years from initial investment to the end of the period
                           ERV =        ending  redeemable  value of a  hypothetical  $1,000  investment  made at the beginning of the period at the end of the period (or fractional portion thereof)

         For example, total return and average annual total return for the following periods ended December 31, 1998 of an investment of $1,000 in each of the Funds were:

                                                                                          Average Annual
                                                                     Total                     Total
                                                                  Return (%)                Return (%)
     Stock Fund
         1 Year............................................          27.0                      26.98
         Five Years........................................         169.6                      21.94
         Life of the Fund (November 29, 1989)..............        344.24                      17.83

     America-Abroad Fund
         1 Year............................................         23.83                      23.83
         Five Years........................................        203.43                      24.86
         Life of the Fund (December 6, 1991)...............        258.16                      19.77

     Pacific-Rim Fund
         1 Year............................................         28.68                      28.68
         Life of the Fund (March 14, 1997).................         55.84                      28.00

     Focus Fund
         Life of the Fund (March 2, 1998)..................         33.30                        n/a

     Small & Mid-Cap Growth Fund
         Life of the Fund (December 15, 1998)..............          8.00                        n/a

         The Funds impose no sales charge and pay no distribution expenses. Income taxes are not taken into account. Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

         In advertising and sales literature, the Funds' performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Funds might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Inc., Morningstar, Inc., or that of another service.

Purchasing and Redeeming Shares

         Purchases and redemptions are discussed in the Funds' prospectus under the headings "Purchasing Shares" and "Redeeming Shares." All of that information is incorporated herein by reference.

         Each Fund's net asset value is determined on days on which the New York Stock Exchange is open for trading, which regularly is every day except Saturday and Sunday. However, that Exchange is also closed on New Year's Day, Martin Luther King, Jr. Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and if one of those holidays should fall on a Saturday or a Sunday, on the preceding Friday or the following Monday, respectively. Net asset value will not be computed on the days of observance of those holidays, unless, in the judgment of the board of directors, it should be determined on any such day, in which case the determination will be made as of 1:00 p.m., Phoenix time. The net asset value per share of each Fund is determined by dividing the value of all its securities and other assets, less its liabilities, by the number of shares of the Fund outstanding.

         Each Fund has elected to be governed by rule 18f-1 under the Investment Company Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.

         Redemptions will be made at net asset value. See "Determination of Net Asset Value" in the prospectus, which information is incorporated herein by reference.

Additional Tax Information

         Each Fund intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. If a Fund should fail to qualify for pass-through tax treatment under Subchapter M, then it would be required to pay tax on any income and realized capital gains, reducing the amount of income and realized capital gains that would otherwise be available for distribution to shareholders of that Fund.

         For more information on taxation, see "Federal Income Tax" in the prospectus. All that information is incorporated herein by reference.

Custodian

         Founders Bank of Arizona, 7335 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, is the custodian for the Funds. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by authorized persons of the Funds. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Funds have authorized the custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

Transfer Agent

         L. Roy Papp & Associates, the investment adviser to the Funds, also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to a written agreement with the Funds. Under the agreement, L. Roy Papp & Associates is responsible for administering and performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions, for performing shareholder account administration agent functions in connection with the issuance, transfer and redemption of the Funds' shares, and maintaining necessary records in accordance with applicable laws, rules and regulations.

         For its services L. Roy Papp & Associates receives from the Funds a monthly fee of $.75 for each Fund shareholder account, $.50 for each dividend paid on a shareholder account, and $1.00 for each purchase (other than by reinvestment, transfer or redemption) of Fund shares. The Board of Directors of each Fund has determined the charges by L. Roy Papp & Associates to the Funds are comparable to the charges of others performing similar services. L. Roy Papp & Associates has agreed to make no charges for the provision of these services to Papp Focus Fund and Papp Small & Mid-Cap Growth Fund until January 1, 2000 and January 1, 2001, respectively.

Financial Statements

The financial statements included in this prospectus and statement of additional information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.



                        THE L. ROY PAPP STOCK FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1998
                                                                                 Number           Market
                       Common Stocks                                            of Shares          Value
Financial Services (20.4%)
   General Electric Co.
     (Diversified financial and industrial company)                               45,000       $   4,592,813
   Northern Trust Corporation
     (Bank specializing in trust services)                                        34,000           2,968,625
   State Street Corporation
     (Provider of U.S. and global securities custodial services)                 109,200           7,596,225
   T. Rowe Price Associates, Inc.
     (Provides investment advisory and administrative
        services to their family of no-load mutual funds)                        145,000           4,966,250
                                                                                               -------------
                                                                                                  20,123,913
                                                                                               -------------
Industrial Services (14.5%)
   G&K Services Inc., Class A
     (Uniform rental service)                                                    103,000           5,484,750
   Interpublic Group of Companies, Inc.
     (Worldwide advertising agencies)                                             90,000           7,177,500
   Omnicom Group, Inc.
     (Worldwide advertising agencies)                                             28,000           1,624,000
                                                                                               -------------
                                                                                                  14,286,250
                                                                                               -------------
Computer Equipment (11.2%)
   Hewlett-Packard Company
     (Manufacturer of printers, computers, and medical
       electronic equipment)                                                      58,000           3,962,125
   Intel Corporation
     (Manufacturer of microprocessors, microcontrollers,
       and memory chips)                                                          51,000           6,046,687
   International Business Machines
     (Global provider of information technology, hardware,
     software and services)                                                        5,800           1,071,550
                                                                                               -------------
                                                                                                  11,080,362
                                                                                               -------------
Software (9.0%)
   Microsoft Corporation*
     (Personal computer software)                                                 64,000           8,876,000
                                                                                               -------------

Pharmaceutical (8.8%)
   American Home Products Corporation
     (Ethical and proprietary drugs)                                              30,000           1,689,375
   Merck & Company
     (Ethical drugs)                                                              47,500           7,015,156
                                                                                               -------------
                                                                                                   8,704,531
Medical Products (7.2%)
   Medtronic, Inc.
     (Manufacturer of implantable biomedical devices)                             70,000           5,197,500
   Safeskin Corp. *
     (Leading manufacturer of hypoallergenic disposable latex
      examination gloves)                                                         78,000           1,881,750
                                                                                               -------------
                                                                                                   7,079,250
                                                                                               -------------
*Non-income producing security.
   The accompanying notes are an integral part of these financial statements.

                                       16


                        THE L. ROY PAPP STOCK FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1998

                                                                                 Number           Market
                 Common Stocks (continued)                                      of Shares          Value
Electrical Equipment (6.7%)
   American Power Conversion*
     (Leading producer of uninterruptible power supply products)                  98,000       $   4,746,875
   Emerson Electric Company
     (Manufacturer of electrical and electronic products and systems)             30,000           1,815,000
                                                                                               -------------
                                                                                                   6,561,875
                                                                                               -------------
Consumer Products (5.7%)
   Clorox Company
     (Manufacturer of bleach and other consumer products)                         29,200           3,410,925
   Mattel, Inc.
     (Toy manufacturer)                                                           98,000           2,235,625
                                                                                               -------------
                                                                                                   5,646,550
                                                                                               -------------
Consumer Services (4.7%)
   Service Corporation International
     (Funeral service; cemetery owner/operator)                                  122,000           4,643,625
                                                                                               -------------

Restaurants (4.4%)
   McDonald's Corporation
     (Fast food restaurants and franchising)                                      56,000           4,291,000
                                                                                               -------------

Distributors (3.5%)
   Marshall Industries, Inc.*
     (Distributor of industrial electronic components)                            87,000           2,131,500
   Sigma-Aldrich Corp.
     (Develops, manufactures and distributes specialty chemicals)                 46,000           1,351,250
                                                                                               -------------
                                                                                                   3,482,750
                                                                                               -------------
Retail Stores (2.4%)
   Walgreen Company
     (Retail drug store chain)                                                    40,000           2,342,500
                                                                                               -------------

Telecommunications (1.2%)
   Motorola, Inc.
     (Manufacturer of communication equipment)                                    20,000           1,221,250
                                                                                               -------------


Total Common Stocks - 99.7%                                                                       98,339,856

Cash and Other Assets, Less Liabilities - 0.3%                                                       268,477
                                                                                               -------------

Net Assets - 100%                                                                              $  98,608,333
                                                                                               =============

Net Asset Value Per Share
(Based on 2,639,729 shares outstanding at December 31, 1998)                                   $       37.36
                                                                                               =============


*Non-income producing security
   The accompanying notes are an integral part of these financial statements.


                        THE L. ROY PAPP STOCK FUND, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                           DECEMBER 31, 1998 AND 1997


                                                                            ASSETS
                                                                                                         1998              1997
                                                                                                         ----              ----
Investment in securities at market value (original
   cost $38,518,613 and $39,547,255 at December 31, 1998
   and 1997, respectively) (Note 1)                                                              $    98,339,856    $   79,109,038
Cash                                                                                                     185,252           610,468
Dividends and interest receivable                                                                        108,935           100,562
                                                                                                 ---------------    --------------

                  Total assets                                                                   $    98,634,043    $   79,820,068
                                                                                                 ===============    =   ==========


                                                                          LIABILITIES

Redemptions payable                                                                              $        25,710    $      -
                                                                                                 ===============    ==============



                                                                          NET ASSETS

Paid-in capital                                                                                  $    39,119,178    $   40,339,790
Accumulated undistributed net realized gain
   on sale of investments                                                                                  2,709             1,120
Accumulated undistributed net investment loss                                                          (334,797)          (82,625)
Net unrealized gain on investments                                                                    59,821,243        39,561,783
                                                                                                 ---------------    --------------

                  Net assets applicable to Fund shares outstanding                               $    98,608,333    $   79,820,068
                                                                                                 ===============    ==============

   Fund shares outstanding                                                                             2,639,729         2,680,437
                                                                                                 ===============    ==============

   Net Asset Value Per Share (net assets/shares
     outstanding)                                                                                $         37.36    $        29.78
                                                                                                 ===============    ==============


   The accompanying notes are an integral part of these financial statements.


                        THE L. ROY PAPP STOCK FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997



                                                                                                           1998              1997
                                                                                                           ----              ----
INVESTMENT INCOME:
   Dividends                                                                                      $      676,151     $     644,793
   Interest                                                                                               34,484            38,555
                                                                                                  --------------     -------------

                  Total investment income                                                                710,635           683,348
                                                                                                  --------------     -------------

EXPENSES:
   Management fee (Note 3)                                                                               875,849           690,660
   Filing fees                                                                                            30,687            30,697
   Accounting                                                                                             12,500            19,776
   Transfer agent fees                                                                                    11,075             9,189
   Custodial                                                                                               8,775             6,031
   Printing and postage                                                                                    7,487             6,012
   Directors' attendance fees                                                                              5,600             6,400
   Legal                                                                                                   4,857             2,145
   Other fees                                                                                              5,977             2,079
                                                                                                  --------------     -------------

                  Total expenses                                                                         962,807           772,989
                                                                                                  --------------     -------------

       Net investment loss                                                                             (252,172)          (89,641)
                                                                                                  --------------     -------------

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
   Proceeds from sales of securities                                                                  10,660,777         4,191,708
   Cost of securities sold                                                                             (9,465,331)      (3,052,372)
                                                                                                  ----------------   --------------
   Net realized gain on investments sold                                                               1,195,446         1,139,336

   Net change in unrealized gain on investments                                                       20,259,461        17,054,879
                                                                                                  --------------     -------------

   Net realized and unrealized gain on investments                                                    21,454,907        18,194,215
                                                                                                  --------------     -------------

INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                                $   21,202,735     $  18,104,574
                                                                                                  ==============     =============


   The accompanying notes are an integral part of these financial statements.


                        THE L. ROY PAPP STOCK FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                                                      1998               1997
                                                                              -----------------   --------------
FROM OPERATIONS:
   Net investment loss                                                        $      (252,172)    $       (89,641)
   Net realized gain on investments sold                                             1,195,446           1,139,336
   Net change in unrealized gain on investments                                     20,259,461          17,054,879
                                                                              ----------------    ----------------

                  Increase in net assets resulting
                    from operations                                                 21,202,735          18,104,574
                                                                              ----------------    ----------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                               -                    -
   Net realized gain on investments sold                                           (1,193,857)         (1,139,336)
                                                                              ----------------    ----------------

                  Decrease in net assets resulting from
                    distributions to shareholders                                  (1,193,857)         (1,139,336)
                                                                              ----------------    ----------------

FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                                     16,924,598          23,054,309
   Net asset value of shares issued to shareholders
     in reinvestment of net investment income and
     net realized gain on investments sold                                           1,079,251           1,023,261
   Payments for redemption of shares                                              (19,224,462)        (14,499,827)
                                                                              ----------------    ----------------

                  (Decrease)/increase in net assets resulting
                    from shareholder transactions                                  (1,220,613)           9,577,743
                                                                              ----------------    ----------------

Total increase in net assets                                                        18,788,265          26,542,981

Net assets at beginning of the period                                               79,820,068          53,277,087
                                                                              ----------------    ----------------

Net assets at end of period                                                   $     98,608,333    $     79,820,068
                                                                              ================    ================



   The accompanying notes are an integral part of these financial statements.

                        THE L. ROY PAPP STOCK FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998




(1)   SIGNIFICANT ACCOUNTING POLICIES:

The L. Roy Papp Stock Fund, Inc. (the Fund) was incorporated on September 15, 1989, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on November 29, 1989. The Fund invests for the long-term in high quality common stocks. For the most part, the companies in which the Fund invests occupy a dominant position in their industry and are purchased at prices which, in the opinion of the Fund's management, do not reflect their superior long-term growth of earnings and dividends.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

         Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading, by dividing the market value by the number of shares outstanding, and rounding the result to the nearest full cent.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

              Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, is to be distributed to the shareholders.
The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2)   DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On December 28, 1998, a distribution was declared from net realized long-term capital gains of approximately $.4565 a share, aggregating $1,193,857. The distribution was paid on December 31, 1998, to shareholders of record on December 29, 1998.

On December 19, 1997, a distribution was declared from net realized long-term capital gains of approximately $.3850 a share, aggregating $1,016,066. A distribution was also declared from net realized short-term capital gains of approximately $.0467 a share, aggregating $123,270. The distribution was paid on December 31, 1997, to shareholders of record on December 19, 1997.


(3)   TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $11,075 and $9,189 in 1998 and 1997, respectively, from the Manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $800 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)   PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, investment transactions excluding short-term investments were as follows:

                                                                               1998                1997
                                                                         --------------     --------------

                  Purchases at cost                                      $    8,436,689     $   12,654,701
                  Sales                                                      10,660,777          4,191,708

(5)   CAPITAL SHARE TRANSACTIONS:

At December 31, 1998, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                                            Proceeds           Shares
         Year ended December 31, 1998
         Shares issued                                                   $   16,924,598            520,158
         Dividends and distributions reinvested                               1,079,251             28,794
         Shares redeemed                                                    (19,224,462)          (589,660)
                                                                         --------------     --------------

                  Net decrease                                           $   (1,220,613)           (40,708)
                                                                         ===============    ===============

         Year ended December 31, 1997
         Shares issued                                                   $   23,054,309            816,722
         Dividends and distributions reinvested                               1,023,261             34,835
         Shares redeemed                                                    (14,499,827)          (517,899)
                                                                         --------------     --------------

                  Net increase                                           $    9,577,743            333,658
                                                                         ===============    ===============

(6)   UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows at December 31:

                                                                              1998              1997
                                                                         --------------   ----------------

                  Market value                                           $   98,339,856   $     79,109,038
                  Original cost                                             (38,518,613)       (39,547,255)
                                                                         ---------------  -----------------

                           Net unrealized appreciation                   $   59,821,243   $     39,561,783
                                                                         ==============   ================

As of December 31, 1998, gross unrealized gains on investments in which market value exceeded cost totaled $59,821,243. There were no gross unrealized losses on any of the Fund's investments at December 31, 1998.

As of December 31, 1997, gross unrealized gains on investments in which market value exceeded cost totaled $39,852,457 and gross unrealized losses on investments in which cost exceeded market value totaled $290,674.

(7)   SELECTED FINANCIAL HIGHLIGHTS:
The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the weighted average of the daily net assets of the Fund.



                                                              Year Ended December 31,

                                   -------------------------------------------------------------------------------------------
                                       1998         1997         1996         1995         1994          1993         1992
                                       ----         ----         ----         ----         ----          ----         ----

Net asset value, beginning of period$  29.78     $  22.70     $  19.29     $  14.63     $  14.98      $  14.96     $  13.45
Income from operations:
   Net investment income (loss)         (.09)        (.04)        .01           .07          .13          .13           .13
   Net realized and unrealized gain
      (loss) on investments             8.13         7.55         4.16         4.73         (.35)         .11          1.68
                                        ----         ----         ----         ----         -----         ---          ----

         Total from operations          8.04         7.51         4.17         4.80         (.22)         .24          1.81

Less distributions:
   Dividend from net investment
      Income                             -            -           (.01)        (.07)        (.13)       (.13)         (.13)
   Distribution of net realized         (.46)        (.43)        (.75)        (.07)          -         (.09)         (.17)
                                        -----        -----        -----        -----     --------       -----         -----
gain

         Total distributions            (.46)        (.43)        (.76)        (.14)        (.13)       (.22)          (.30)
                                        -----

Net asset value, end of period      $  37.36     $  29.78     $  22.70     $  19.29     $  14.63      $  14.98     $  14.96
                                    ========     ========     ========     ========     ========    ==========     ========

         Total return                  26.99%       33.12%       21.77%       32.93%       (1.46)%        1.65%       13.54%
                                       ======       ======       ======       ======       =======        =====       ======


Ratios/Supplemental Data:
   Net assets, end of period       $ 98,608,333 $ 79,820,068 $ 53,277,087 $ 44,508,543 $ 36,577,759  $ 39,522,420 $ 22,874,733
   Expenses to average net              1.10%       1.12%         1.16%        1.17%        1.19%        1.25%         1.25%
      assets (B)
   Net investment income to
      Average net assets (C)             .82%        1.00%        1.19%        1.60%        2.08%        2.22%         2.28%

   Portfolio turnover rate              9.74%        6.19%       14.47%       22.39%       20.00%       15.00%        11.00%
   Average commission per share (D)   $  .0269     $  .0247     $  .0442



                                                                Period
                                    Year Ended December 31,   Ended Dec.
                                                                 31,
                                   ---------------------------------------
                                        1991         1990      1989 (A)
                                        ----         ----      --------

Net asset value, beginning of period $  10.42     $  10.38    $  10.00
Income from operations:
   Net investment income (loss)           .15          .16         .02
   Net realized and unrealized gain
      (loss) on investments              3.46          .09         .38
                                         ----          ---         ---

         Total from operations           3.61          .25         .40

Less distributions:
   Dividend from net investment
      Income                             (.15)        (.16)       (.02)
   Distribution of net realized          (.43)        (.05)         --
                                         -----        -----    --------
gain

         Total distributions             (.58)        (.21)       (.02)


Net asset value, end of period       $  13.45     $  10.42     $  10.38
                                     ========     ========   ==========

         Total return                   33.79%        2.60%     3.99%
                                        ======        =====     ====


Ratios/Supplemental Data:
   Net assets, end of period       $ 13,367,176 $ 6,104,345 $ 1,322,532
   Expenses to average net               1.25%        1.25%       1.25%*
      assets (B)
   Net investment income to
      Average net assets (C)             2.46%        2.82%       2.23%*

   Portfolio turnover rate               4.00%       28.00%       0.00%
   Average commission per share (D)


*    Annualized
(A)  From the date of commencement of operations (November 29, 1989).
(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.25%, 1.26%, 1.35%, 1.92% and 1.80% for the years ended December 31, 1993, 1992,
     1991, 1990 and the period ended December 31, 1989, respectively.
(C) Computed giving effect to investment adviser's expense limitation undertaking.
(D)  This disclosure was not required for years prior to 1996.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Shareholders of the L. Roy Papp Stock Fund, Inc.:


In planning and performing our audit of the financial statements of the L. Roy Papp Stock Fund, Inc., for the year ended December 31, 1998, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the internal control.

The management of The L. Roy Papp Stock Fund, Inc., is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, errors or irregularities may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of the internal control structure would not necessarily disclose all matters in the internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions.

However, we noted no matters involving the internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 1998.

This report is intended solely for the information and use of management, the Board of Directors of The L. Roy Papp Stock Fund, Inc., and the Securities and Exchange Commission.


                                                             ARTHUR ANDERSEN LLP

Phoenix, Arizona,
January 21, 1999.


                         PAPP AMERICA-ABROAD FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1998
                                                                                 Number           Market
                          Common Stocks                                         of Shares          Value
Electrical Equipment (15.1%)
   American Power Conversion *
     (Leading producer of uninterruptible power supply products)                 627,900       $  30,413,906
   Emerson Electric Company
     (Manufacturer of electrical and electronic products and systems)            120,000           7,260,000
   Molex, Inc.
     (Supplier of electrical, electronic, and fiber optic interconnection
     products and systems)                                                       450,000          14,175,000
                                                                                               -------------
                                                                                                  51,848,906
                                                                                               -------------
Industrial Services (15.0%)
   Air Express International
     (Air freight forwarding)                                                    480,000          10,440,000
   Interpublic Group of Companies, Inc.
     (Worldwide advertising agencies)                                            360,000          28,710,000
   Manpower, Inc.
     (Provider of non-government employment services)                            365,000           9,193,437
   Omnicom Group, Inc.
     (Worldwide advertising agencies)                                             50,000           2,900,000
                                                                                               -------------
                                                                                                  51,243,437
                                                                                               -------------
Computer Equipment (13.6%)
   EMC Corp. *
     (Manufacturer of enterprise computer storage systems)                        27,000           2,295,000
   Hewlett-Packard Company
     (Manufacturer of printers, computers, and medical
     electronic equipment)                                                       150,000          10,246,875
   Intel Corporation
     (Manufacturer of microprocessors, microcontrollers, and
     memory chips)                                                               244,000          28,929,250
   International Business Machines
     (Global provider of information technology, hardware, software
     and services)                                                                27,000           4,988,250
                                                                                               -------------
                                                                                                  46,459,375
                                                                                               -------------
Financial Services (11.8%)
   American International Group
     (Major international insurance holding company)                              56,000           5,411,000
   General Electric Co.
     (Diversified financial and industrial company)                              140,000          14,288,750
   State Street Corporation
     (Provider of U.S. and global securities custodial services)                 300,000          20,868,750
                                                                                               -------------
                                                                                                  40,568,500
                                                                                               -------------
Specialty Retailing (9.0%)
   Office Depot *
     (Large office supply retailer and direct marketer of office products)       835,000          30,842,812
                                                                                               -------------

Pharmaceutical (8.0%)
   Astra AB
     (International pharmaceutical company)                                      427,000           8,833,563
   Merck & Company
     (Ethical drugs)                                                             126,000          18,608,625
                                                                                               -------------
                                                                                                  27,442,188
                                                                                               -------------

*Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

                                       27


                         PAPP AMERICA-ABROAD FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1998

                                                                                 Number           Market
                    Common Stocks (continued)                                   of Shares          Value
Consumer Services (7.4%)
   Service Corporation International
     (Funeral service, cemetery owner/operator)                                  350,000       $  13,321,875
   Steiner Leisure Ltd. *
     (Provider of spa services, beauty salons, and health clubs on
     cruise ships)                                                               375,000          12,000,000
                                                                                               -------------
                                                                                                  25,321,875
                                                                                               -------------
Restaurants (4.6%)
   McDonald's Corporation
     (Fast food restaurants and franchising)                                     208,000          15,938,000
                                                                                               -------------

Medical Products (4.5%)
   Johnson & Johnson
     (Healthcare products)                                                       183,000          15,349,125
                                                                                               -------------

Software (3.6%)
   Microsoft Corporation*
     (Personal computer software)                                                 90,000          12,481,875
                                                                                               -------------

Consumer Products (2.8%)
   Gillette Company
     (Personal care products and batteries)                                       27,000           1,304,438
   Mattel, Inc.
     (Toy manufacturer)                                                          370,000           8,440,625
                                                                                               -------------
                                                                                                   9,745,063
                                                                                               -------------
Telecommunications (2.1%)
   L.M. Ericsson Telephone AB
      (Manufacturer of telecom systems and cellular handsets)                    100,000           2,393,750
   Hong Kong Telecommunications, Ltd.
      (International telecommunications services)                                270,000           4,741,875
                                                                                               -------------
                                                                                                   7,135,625
                                                                                               -------------
Distributors (1.4%)
   Sigma-Aldrich Corp.
     (Develops, manufactures, and distributes specialty chemicals)               155,000           4,553,125
                                                                                               -------------

Total Common Stocks - 98.9%                                                                      338,929,906
Cash and Other Assets, Less Liabilities - 1.1%                                                     3,884,730
                                                                                               -------------

Net Assets - 100%                                                                              $ 342,814,636
                                                                                               =============

Net Asset Value Per Share
(Based on 10,670,513 shares outstanding at December 31, 1998)                                  $ 32.13
                                                                                               =======

*Non-income producing security.
   The accompanying notes are an integral part of these financial statements.


                         PAPP AMERICA-ABROAD FUND, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                           DECEMBER 31, 1998 AND 1997






                                                                            ASSETS
                                                                                                 1998                     1997
                                                                                          ----------------          --------------
Investment in securities at market value (original
  cost $248,043,277 and $260,250,479 at December 31,
 1998 and 1997, respectively) (Note 1)                                                    $    338,929,906         $   285,776,806
Cash                                                                                             6,522,782               3,507,780
Dividends and interest receivable                                                                  361,875                 461,788
                                                                                          ----------------         ---------------

                  Total assets                                                            $    345,814,563         $   289,746,374
                                                                                          ================         ===============


                                                                           LIABILITIES
Redemptions payable                                                                       $        240,533         $       209,767
Payable for investment securities purchased                                                      2,759,394               1,287,313
                                                                                          ----------------         ---------------

                  Total liabilities                                                       $      2,999,927         $     1,497,080
                                                                                          ================         ===============


                                                                            NET ASSETS

Paid-in capital                                                                           $    252,595,092         $   262,716,207
Accumulated undistributed net realized gain
   on sale of investments                                                                              371                 -
Accumulated undistributed net investment income/(loss)                                           (667,456)                   6,760
Net unrealized gain on investments                                                              90,886,629              25,526,327
                                                                                          ----------------         ---------------

                  Net assets applicable to Fund shares outstanding                        $    342,814,636         $   288,249,294
                                                                                          ================         ===============


Fund shares outstanding                                                                         10,670,513              11,091,202
                                                                                          ================         ===============

Net Asset Value Per Share (net assets/shares
   outstanding)                                                                           $          32.13         $         25.98
                                                                                          ================         ===============


   The accompanying notes are an integral part of these financial statements.


                         PAPP AMERICA-ABROAD FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                                                                  1998                    1997
                                                                                          ----------------          --------------
INVESTMENT INCOME:
   Dividends                                                                              $      2,686,890          $    1,777,770
   Interest                                                                                        224,020                 214,337
   Foreign taxes withheld                                                                         (20,469)                (14,828)
                                                                                          ----------------          --------------

                  Total investment income                                                        2,890,441               1,977,279
                                                                                          ----------------          --------------

EXPENSES:
   Management fee (Note 3)                                                                       3,292,225               1,599,574
   Filing fees                                                                                     116,312                  79,501
   Printing and postage                                                                             46,725                  16,210
   Transfer agent fees                                                                              40,994                  24,038
   Custodial                                                                                        28,994                  27,819
   Accounting                                                                                       14,500                  18,815
   Directors' attendance fees                                                                        6,300                   5,100
   Legal                                                                                             4,534                   3,354
   Other fees                                                                                       14,073                   2,214
                                                                                          ----------------          --------------

                  Total expenses                                                                 3,564,657               1,776,625
                                                                                          ----------------          --------------

       Net investment (loss)/income                                                              (674,216)                 200,654
                                                                                          ----------------          --------------

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
   Proceeds from sales of securities                                                            92,997,025               7,380,204
   Cost of securities sold                                                                     (92,579,267)             (5,990,861)
                                                                                          -----------------         ---------------
   Net realized gain on investments sold                                                           417,758               1,389,343

   Net change in unrealized gain on investments                                                 65,360,302              16,166,447
                                                                                          ----------------          --------------

   Net realized and unrealized gain on investments                                              65,778,060              17,555,790
                                                                                          ----------------          --------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          $     65,103,844          $   17,756,444
                                                                                          ================          ==============


   The accompanying notes are an integral part of these financial statements.



                         PAPP AMERICA-ABROAD FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                                                                 1998                     1997
                                                                                          ----------------          --------------
FROM OPERATIONS:
   Net investment (loss)/income                                                           $       (674,216)        $       200,654
   Net realized gain on investments sold                                                           417,758               1,389,343
   Net change in unrealized gain on investments                                                 65,360,302              16,166,447
                                                                                          ----------------         ---------------

                  Increase in net assets resulting from
                    operations                                                                  65,103,844              17,756,444
                                                                                          ----------------         ---------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                           -                      (200,654)
   Net realized gain on investments sold                                                          (417,387)             (1,389,343)
                                                                                          ----------------         ---------------

                  Decrease in net assets resulting from
                    distributions to shareholders                                                 (417,387)             (1,589,997)
                                                                                          ----------------         ---------------

FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                                                168,123,001             315,859,241
   Net asset value of shares issued to shareholders
     in reinvestment of net investment income and
     net realized gain on investments sold                                                         374,828               1,485,676
   Payments for redemption of shares                                                          (178,618,944)            (74,885,567)
                                                                                          ----------------         ---------------

                  (Decrease)/increase in net assets resulting
                    from shareholder transactions                                              (10,121,115)            242,459,350
                                                                                          -----------------        ---------------

Total increase in net assets                                                                    54,565,342             258,625,797

Net assets at beginning of the period                                                          288,249,294              29,623,497
                                                                                          ----------------         ---------------

Net assets at end of period                                                               $    342,814,636         $   288,249,294
                                                                                          ================         ===============



   The accompanying notes are an integral part of these financial statements.

                         PAPP AMERICA-ABROAD FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998



(1)   SIGNIFICANT ACCOUNTING POLICIES:

Papp America-Abroad Fund, Inc. (the Fund) was incorporated on August 15, 1991, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on December 6, 1991. The Fund invests with the objective of long-term capital growth in the common stocks of United States companies that have substantial international activities and, to a much lesser extent, in the common stocks of foreign enterprises that are traded publicly in United States securities markets.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

         Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading, by dividing the market value by the number of shares outstanding, and rounding the result to the nearest full cent.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

              Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, is to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2)   DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On December 28, 1998, a distribution was declared from net realized long-term capital gains of approximately $.0396 a share aggregating $417,387. The distribution was paid on December 31, 1998, to shareholders of record on December 29, 1998.

On December 19, 1997, a dividend of approximately $.0189 a share, aggregating $200,654 was declared from net investment income earned during 1997. A distribution was also declared from net realized long-term capital gains of approximately $.1093 a share aggregating $1,204,067. Also a distribution was declared from net realized short-term capital gains of approximately $.0168 a share aggregating $185,276. The dividend and distribution were paid on December 31, 1997, to shareholders of record on December 19, 1997.

(3)   TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $40,994 and $24,038 in 1998 and 1997, respectively, from the manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $1,000 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)   PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, investment transactions excluding short-term investments were as follows:

                                                                                1998               1997
                                                                         ---------------      --------------

                  Purchases at cost                                      $    80,372,065       $246,423,965
                  Sales                                                       92,997,025          7,380,204

(5)   CAPITAL SHARE TRANSACTIONS:

At December 31, 1998, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                                              Proceeds          Shares
         Year ended December 31, 1998
         Shares issued                                                   $   168,123,001         6,037,848
         Dividends and distributions reinvested                                  374,828            11,761
         Shares redeemed                                                    (178,618,944)       (6,473,298)
                                                                         ---------------     -------------

                  Net decrease                                           $   (10,121,115)         (423,689)
                                                                         ================    ==============

         Year ended December 31, 1997
         Shares issued                                                   $   315,859,241        12,468,691
         Dividends and distributions reinvested                               1,485,676             58,127
         Shares redeemed                                                     (74,885,567)       (2,905,655)
                                                                           -------------     -------------

                  Net increase                                           $   242,459,350         9,621,163
                                                                         ===============     =============

(6)   UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows at December 31:

                                                                                1998               1997
                                                                          --------------     ---------------
                  Market value                                           $   338,929,906     $   285,776,806
                  Original cost                                           (  248,043,277)       (260,250,479)
                                                                          ---------------    ----------------

                           Net unrealized appreciation                   $    90,886,629     $    25,526,327
                                                                         ===============     ===============

As of December 31, 1998, gross unrealized gains on investments in which market value exceeded cost totaled $104,546,063 and gross unrealized losses on investments in which cost exceeded market value totaled $13,659,434.

As of December 31, 1997, gross unrealized gains on investments in which market value exceeded cost totaled $38,186,956 and gross unrealized losses on investments in which cost exceeded market value totaled $12,660,629.

(7)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the weighted average of the daily net assets of the Fund.



                                                                                   Year Ended December 31,

                                     -----------------------------------------------------------------------------------
                                           1998             1997             1996             1995             1994
                                           ----             ----             ----             ----             ----
Net asset value, beginning of period   $  25.98          $  20.11         $  16.47         $  12.24        $  11.45
Income from operations:
   Net investment income (loss)           (.05)               .01              .01              .04             .10
   Net realized and unrealized gain
      (loss) on investments                6.24              6.00             4.48             4.52             .79
                                           ----              ----             ----             ----             ---

         Total from operations             6.19              6.01             4.49             4.56             .89

Less distributions:
   Dividend from net investment
      Income                                -                (.01)            (.01)            (.04)           (.10)
   Distribution of net realized           (.04)              (.13)            (.84)            (.29)            -
                                          -----              -----            -----            -----
gain
                                                                                                               ----

         Total distributions              (.04)              (.14)            (.85)            (.33)           (.10)

Net asset value, end of period         $  32.13          $  25.98         $  20.11         $  16.47        $  12.24
                                       ========          ========         ========         ========        ========

         Total return                      23.83%            29.92%           27.65%            37.05%           7.77%
                                     ============      ============     ============     =============    ============

Ratios/Supplemental Data:
   Net assets, end of period          $ 342,814,636     $ 288,249,294    $ 29,623,497     $ 15,988,267     $ 11,573,197
   Expenses to average net                 1.08%             1.11%            1.25%            1.22%           1.25%
      assets (B)
   Net investment income to
      Average net assets (C)                .82%             1.24%            1.30%            1.50%           2.07%
   Portfolio turnover rate                24.97%             4.71%           12.29%           26.65%          16.00%
   Average commission per share (D)      $  .0245          $  .0297         $  .0487




                                           Year Ended December 31,         Period Ended
                                                                          December 31,
                                     --------------------------------------------------
                                             1993            1992              1991 (A)
                                             ----            ----              --------
Net asset value, beginning of period     $  11.67        $  10.98             $  10.00
Income from operations:
   Net investment income (loss)               .10             .11                  .02
   Net realized and unrealized gain
      (loss) on investments                  (.11)            .71                  .98
                                             -----            ---                  ---

         Total from operations               (.01)            .82                 1.00

Less distributions:
   Dividend from net investment
      Income                                 (.09)           (.11)                (.02)
   Distribution of net realized              (.12)           (.02)                 -
                                             -----           -----
gain
                                                                                  -----

         Total distributions                 (.21)           (.13)                (.02)

Net asset value, end of period           $  11.45        $  11.67             $  10.98
                                         ========        ========             ========

         Total return                         (.08)%         7.44%              9.94%
                                        ==============  ============      =============

Ratios/Supplemental Data:
   Net assets, end of period             $ 10,934,293     $ 5,013,407         $ 1,369,899
   Expenses to average net                  1.25%            1.25%                1.25%*
      assets (B)
   Net investment income to
      Average net assets (C)                2.28%            2.28%                4.51%*
   Portfolio turnover rate                  8.00%           16.00%                0.00%
   Average commission per share (D)

 *    Annualized
(A)   From the date of commencement of operations (December 6, 1991).
(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.30%, 1.30%, 1.33%, 3.16%, and 2.07% for the years ended
      December 31, 1996, 1994, 1993, 1992 and the period ended December
      31, 1991.
(C) Computed giving effect to investment adviser's expense limitation undertaking.
(D)   This disclosure was not required for years prior to 1996.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Shareholders of Papp America-Abroad Fund, Inc.:


In planning and performing our audit of the financial statements of Papp America-Abroad Fund, Inc., for the year ended December 31, 1998, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the internal control.

The management of Papp America-Abroad Fund, Inc., is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, errors or irregularities may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of the internal control structure would not necessarily disclose all matters in the internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions.

However, we noted no matters involving the internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 1998.

This report is intended solely for the information and use of management, the Board of Directors of Papp America-Abroad Fund, Inc., and the Securities and Exchange Commission.


                                                            ARTHUR ANDERSEN LLP

Phoenix, Arizona,
January 21, 1999.



                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1998

                                                                                 Number           Market
                          Common Stocks                                         of Shares          Value
Industrial Services (20.8%)
   Air Express International
     (Air freight forwarding)                                                     20,000       $     435,000
   Expeditors International of Washington, Inc.
       (International air freight forwarding)                                     10,500             441,000
   G & K Services, Inc. Class A
     (Uniform rental service)                                                     18,500             985,125
   Interpublic Group of Companies, Inc.
     (Worldwide advertising agencies)                                             15,000           1,196,250
                                                                                               -------------
                                                                                                   3,057,375
                                                                                               -------------

Electrical Equipment (15.0%)
   American Power Conversion *
     (Leading producer of uninterruptible power supply products)                  26,000           1,259,375
   Molex, Inc.
     (Supplier of electrical, electronic, and fiber optic
     interconnection products and systems)                                        30,000             945,000
                                                                                               -------------
                                                                                                   2,204,375
                                                                                               -------------

Medical Products (14.7%)
   Medtronic, Inc.
     (Manufacturer of implantable biomedical devices)                             13,400             994,950
   Safeskin Corp. *
     (Manufacturer of hypoallergenic disposable latex
      examination gloves)                                                         20,000             482,500
   Stryker Corp.
     (Developer and manufacturer of surgical and medical devices)                 12,500             688,281
                                                                                               -------------
                                                                                                   2,165,731
                                                                                               -------------

Financial Services (14.7%)
   American International Group
     (Major international insurance holding company)                               9,000             869,625
   General Electric Co.
     (Diversified financial and industrial company)                                5,500             561,344
   State Street Corporation
     (Provider of U.S. and global securities custodial services)                  10,500             730,406
                                                                                               -------------
                                                                                                   2,161,375
                                                                                               -------------

Computer Equipment (12.3%)
   Hewlett-Packard Company
     (Manufacturer of printers, computers, and medical
     electronic equipment)                                                         8,500             580,656
   Intel Corporation
     (Manufacturer of microprocessors, microcontrollers,
      and memory chips)                                                           10,400           1,233,050
                                                                                               -------------
                                                                                                   1,813,706
                                                                                               -------------
*Non-income producing security.
    The accompanying notes are an integral part of this financial statement.

                                       38



60

                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1998

                                                                                 Number           Market
                    Common Stocks (continued)                                   of Shares          Value
Pharmaceutical (8.9%)
   Astra AB
     (International pharmaceutical company)                                       15,000       $     310,313
   Eli Lilly and Co.
     (Healthcare products)                                                         6,200             551,025
   Warner-Lambert Company
     (Pharmaceutical and consumer products)                                        6,000             451,125
                                                                                               -------------
                                                                                                   1,312,463
                                                                                               -------------

Restaurants (5.7%)
   McDonald's Corporation
     (Fast food restaurants and franchising)                                      11,000             842,875
                                                                                               -------------

Telecommunications (4.8%)
   L. M. Ericsson Telephone AB
     (Manufacturer of telecom systems and cellular handsets)                      20,000             478,750
   Hong Kong Telecommunications Ltd.
     (International telecommunications services)                                  13,000             228,313
                                                                                               -------------
                                                                                                     707,063
                                                                                               -------------

Consumer Products (2.2%)
   Mattel, Inc.
     (Toy manufacturer)                                                           14,000             319,375
                                                                                               -------------

Total Common Stocks - 99.1%                                                                       14,584,338

Cash and Other Assets, Less Liabilities -  0.9%                                                      121,492
                                                                                               -------------


Net Assets - 100.0%                                                                            $  14,705,830
                                                                                               =============


Net Asset Value Per Share
(Based on 944,775 shares outstanding at December 31, 1998)                                     $       15.57
                                                                                               =============


   *Non-income producing security


    The accompanying notes are an integral part of this financial statement.



                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                           DECEMBER 31, 1998 AND 1997





                                                                            ASSETS
                                                                                                 1998                1997
                                                                                                 ----                ----
Investment in securities at market value (original
   cost $10,351,153 and $13,296,858 at December 31,
   1998 and 1997, respectively) (Note 1)                                                  $     14,584,338        $     13,696,938
Cash                                                                                               194,464                  30,164
Dividends and interest receivable                                                                   13,729                  21,577
                                                                                          ----------------        ----------------


                  Total assets                                                            $     14,792,531        $     13,748,679
                                                                                          ================        ================


                                                                           LIABILITIES

Payable for investment securities purchased                                               $         73,500        $          7,290
Redemptions payable                                                                                 13,201                 -
                                                                                          ----------------        ----------------

                          Total liabilities                                               $         86,701        $          7,290
                                                                                          ================        ================

                                                                          NET ASSETS

Paid-in capital                                                                           $     10,846,991        $     13,340,412
Accumulated undistributed net realized loss
   on sale of investments                                                                         (310,322)                    -
Accumulated undistributed net investment (loss) income                                             (64,024)                    897
Net unrealized gain on investments                                                               4,233,185                 400,080
                                                                                          ----------------        ----------------

                  Net assets applicable to Fund shares outstanding                        $    14,705,830        $      13,741,389
                                                                                          ===============        =================


Fund shares outstanding                                                                            944,775               1,135,717
                                                                                          ================        ================

Net Asset Value Per Share (net assets/shares
   outstanding)                                                                           $          15.57        $          12.10
                                                                                          ================        ================




   The accompanying notes are an integral part of these financial statements.


60


                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                            STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1998 AND
          FOR THE PERIOD FROM MARCH 14, 1997 THROUGH DECEMBER 31, 1997



                                                                                           1998                  1997
                                                                                           ----                  ----
INVESTMENT INCOME:
   Dividends                                                                        $     105,405         $      83,072
   Interest                                                                                 7,005                 9,418
   Foreign taxes withheld                                                                 (2,089)                 (382)
                                                                                    -------------         -------------

                  Total investment income                                                 110,321                92,108
                                                                                    -------------         -------------

EXPENSES:
   Management fee (Note 3)                                                                140,635                77,151
   Filing fees                                                                             31,885                17,345
   Accounting fees                                                                          7,500                 2,546
   Custodial fees                                                                           5,609                 6,102
   Legal fees                                                                               4,811                 5,020
   Directors' attendance fees                                                               2,300                 1,200
   Other fees                                                                               4,366                   794
                                                                                    -------------         -------------

                  Total expenses                                                          197,106               110,158
                                                                                    -------------         -------------


   Less fees waived by adviser (Note 3)                                                  (21,864)              (21,456)
                                                                                    -------------         -------------

                  Net expenses                                                            175,242                88,702
                                                                                    -------------         -------------


Net investment (loss)/income                                                             (64,921)                 3,406
                                                                                    -------------         -------------

REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:
   Proceeds from sales of securities                                                    4,544,223             1,172,305
   Cost of securities sold                                                             (4,854,545)           (1,162,759)
                                                                                    --------------        --------------
   Net realized (loss)/gain on investments sold                                          (310,322)                9,546

Net change in unrealized gain on investments                                            3,833,105               400,080
                                                                                    -------------         -------------

Net realized and unrealized gain on investments                                         3,522,783               409,626
                                                                                    -------------         -------------

Net increase in net assets resulting from operations                                $   3,457,862         $     413,032
                                                                                    =============         =============


   The accompanying notes are an integral part of these financial statements.



60

                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                    FOR THE YEAR ENDED DECEMBER 31, 1998 AND
          FOR THE PERIOD FROM MARCH 14, 1997 THROUGH DECEMBER 31, 1997


                                                                                                   1998                  1997
                                                                                                   ----                  ----

FROM OPERATIONS:
   Net investment loss                                                                       $      (64,921)        $        3,406
   Net realized (loss)/gain on investments sold                                                    (310,322)                 9,546
   Net change in unrealized gain on investments                                                    3,833,105               400,080
                                                                                             ---------------        --------------

                  Increase in net assets resulting from
                    operations                                                                     3,457,862               413,032
                                                                                             ---------------        --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                             -                     (3,406)
   Net realized gain on investments sold                                                             -                     (9,546)
                                                                                             ---------------        --------------

                  Decrease in net assets resulting from
                    distributions to shareholders                                                    -                    (12,952)
                                                                                             ---------------        --------------

FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                                                    4,267,258            15,900,856
   Net asset value of shares issued to shareholders
     in reinvestment of net investment income and
     net realized gain on investments sold                                                           -                      11,943
   Payments for redemption of shares                                                             (6,760,679)           (2,571,490)
                                                                                             ---------------        --------------

                  (Decrease)/increase in net assets resulting
                    from shareholder transactions                                                (2,493,421)            13,341,309
                                                                                             ---------------        --------------

Total increase in net assets                                                                         964,441            13,741,389

Net assets at beginning of the period                                                             13,741,389                --
                                                                                             ---------------        --------------

Net assets at end of period                                                                  $    14,705,830        $   13,741,389
                                                                                             ===============        ==============


   The accompanying notes are an integral part of these financial statements.

                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998




(1)   SIGNIFICANT ACCOUNTING POLICIES:

Papp America-Pacific Rim Fund, Inc. (the Fund) was incorporated on December 18, 1996, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on March 14, 1997. The Fund invests with the objective of long-term capital growth in the common stocks of companies that have substantial international activities, particularly in the Pacific Rim nations.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

         Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading, by dividing the market value by the number of shares outstanding, and rounding the result to the nearest full cent.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, is to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2)   DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On December 19, 1997, a dividend of approximately $.0022 a share, aggregating $3,406 was declared from net investment income earned during 1997. A distribution was also declared from net realized short-term capital gains of approximately $.0083 a share aggregating $9,546. The dividend and distribution were paid on December 31, 1997, to shareholders of record on December 19, 1997.

(3)   TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $21,864 and $21,456 was required in 1998 and 1997 respectively.

The Fund's independent directors receive $250 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)   PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, investment transactions excluding short-term investments were as follows:

                                                                                 1998              1997
                                                                                 ----              ----

           Purchases at cost                                               $   1,908,840       $14,459,596
                  Sales                                                        4,544,223         1,172,305

(5)   CAPITAL SHARE TRANSACTIONS:

At December 31, 1998, there were 5,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                                              Proceeds          Shares
         Period ended December 31, 1998
         Shares issued                                                    $   4,267,258            320,978
         Dividends and distributions reinvested                                    -                -
         Shares redeemed                                                     (6,760,679)          (511,920)
                                                                           ------------      -------------

                  Net decrease                                            $  (2,493,421)          (190,942)
                                                                          ==============     ==============

         Period ended December 31, 1997
         Shares issued                                                     $  15,900,856         1,345,160
         Dividends and distributions reinvested                                   11,943               929
         Shares redeemed                                                      (2,571,490)         (210,372)
                                                                           -------------     -------------

                  Net increase                                             $ 13,341,309          1,135,717
                                                                           ============      ==============


(6)   UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows at December 31:

                                                                                1998              1997
                                                                                ----              ----

                  Market value                                            $   14,584,338     $   13,696,938
                  Original cost                                              (10,351,153)       (13,296,858)
                                                                          ---------------    ---------------

                           Net unrealized appreciation                    $    4,233,185     $      400,080
                                                                          ==============     ==============

As of December 31, 1998, gross unrealized gains on investments in which market value exceeded cost totaled $4,523,937 and gross unrealized losses on investments in which cost exceeded market value totaled $290,752.

As of December 31, 1997, gross unrealized gains on investments in which market value exceeded cost totaled $1,290,093 and gross unrealized losses on investments in which cost exceeded market value totaled $890,013.

(7)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the period, divided by the weighted average of the daily net assets of the Fund.

                                            Year Ended December 31,                  Period Ended December 31,
                                                        1998                                   1997
Net asset value, beginning
   of period (A)                                     $  12.10                                $   10.00
Income from investment
   operations:
     Net investment income                               (.06)                                    -
     Net realized and unrealized
       gain (loss) on investments                        3.53                                     2.11
                                                     --------                                ---------

         Total from investment
           operations                                    3.47                                     2.11

Less Distributions:
   Dividend from investment
     income                                              -                                        -
   Distribution of net realized
     gain                                                -                                        (.01)
                                                     --------                               -----------

         Total Distributions                             -                                        (.01)

Net asset value, end of period                       $  15.57                                $   12.10
                                                     ========                                =========

         Total return                                   28.68%                                   21.11%
                                                     ========                                =========

Ratios/Supplemental Data:
   Net assets, end of period                         14,705,830                               $13,741,389
   Expenses to average
     net assets (B)                                      1.25%                                    1.25%*
   Net investment income to
     average net assets (C)                               .79%                                    1.30%*
   Portfolio turnover rate                              13.73%                                   14.30%
   Average commission per share                        $ 0.0556                                 $ 0.0535


 *    Annualized
(A)   From the date of commencement of operations (March 14, 1997).
(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.41% and 1.55%, for the year ended December 31, 1998 and the period ended December 31, 1997.
(C) Computed giving effect to investment adviser's expense limitation undertaking.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Shareholders of Papp America-Pacific Rim Fund, Inc.:


In planning and performing our audit of the financial statements of Papp America-Pacific Rim Fund, Inc., for the year ended December 31, 1998, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the internal control.

The management of Papp America-Pacific Rim Fund, Inc., is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, errors or irregularities may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of the internal control structure would not necessarily disclose all matters in the internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions.

However, we noted no matters involving the internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 1998.

This report is intended solely for the information and use of management, the Board of Directors of Papp America-Pacific Rim Fund, Inc., and the Securities and Exchange Commission.


                                                            ARTHUR ANDERSEN LLP

Phoenix, Arizona,
January 21, 1999.



                              PAPP FOCUS FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1998

                                                                                 Number           Market
                          Common Stocks                                         of Shares          Value
Medical Products (17.3%)
   Johnson & Johnson
    (Healthcare products)                                                          2,250       $     188,719
   Medtronic, Incorporated
    (Manufacturer of implantable biomedical devices)                               2,450             181,912
   Safeskin Corp. *
    (Leading manufacturer of hypoallergenic, disposable
    latex examination gloves)                                                     13,500             325,687
                                                                                               -------------
                                                                                                     696,318
                                                                                               -------------

Industrial Services (15.9%)
   G & K Services, Inc. Class A
       (Uniform rental service)                                                    5,000             266,250
   Interpublic Group of Companies, Inc.
     (Worldwide advertising agencies)                                              4,700             374,825
                                                                                               -------------
                                                                                                     641,075
                                                                                               -------------

Financial Services (14.2%)
  American International Group
     (Major international insurance holding company)                               1,900             183,588
  State Street Corporation
      (Provider of U.S. and global securities custodial services)                  2,600             180,862
  T. Rowe Price Associates, Inc.
     (Provides investment advisory and administrative
      services to their family of no-load mutual funds)                            6,100             208,925
                                                                                               -------------
                                                                                                     573,375
                                                                                               -------------


Computer Equipment (9.6%)
   Intel Corporation
     (Manufacturer of microprocessors, microcontrollers, and
      memory chips)                                                                1,630             193,257
   International Business Machines
     (Global provider of information technology, hardware,
     software and services)                                                        1,050             193,987
                                                                                               -------------
                                                                                                     387,244
                                                                                               -------------

*Non-income producing security

    The accompanying notes are an integral part of this financial statement.


                                       49



                              PAPP FOCUS FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1998
                                                                                 Number           Market
                    Common Stocks (continued)                                   of Shares          Value

Pharmaceutical (9.2%)
   Astra AB
     (International pharmaceutical company)                                        9,000       $     186,188
   Merck & Company
     (Ethical drugs)                                                               1,250             184,609
                                                                                               -------------
                                                                                                     370,797
                                                                                               -------------
Specialty Retailing (8.4%)
 Office Depot *

     (Large office supply retailer and direct marketer of
     office products)                                                              9,200             339,825
                                                                                               -------------

Consumer Services (8.2%)
   Steiner Leisure Ltd. *
     (Provider of spa services, beauty salons, and health
     clubs on cruise ships)                                                       10,300             329,600
                                                                                               -------------

Electrical Equipment (7.8%)
   American Power Conversion  *
     (Leading producer of uninterruptible power supply products)                   6,500             314,844
                                                                                               -------------

Restaurants (4.8%)
   McDonald's Corporation
     (Fast food restaurants and franchising)                                       2,500             191,563
                                                                                               -------------



Total Common Stocks - 95.4%                                                                        3,844,641
Cash and Other Assets, Less Liabilities - 4.6%                                                       186,752
                                                                                               -------------

Net Assets - 100%                                                                              $   4,031,393
                                                                                               =============


Net Asset Value Per Share
(Based on 302,478 shares outstanding at December 31, 1998)                                     $       13.33
                                                                                               =============

*Non-income producing security.


    The accompanying notes are an integral part of this financial statement.



                              PAPP FOCUS FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998





                                                                            ASSETS
Investment in securities at market value (original
   cost $2,989,269 at December 31, 1998) (Note 1)                                         $      3,844,641
Cash                                                                                               216,460
Dividends and interest receivable                                                                    2,172
Receivable for Fund shares sold                                                                    118,542
                                                                                          ----------------

                  Total assets                                                            $      4,181,815
                                                                                          ================


                                                                           LIABILITIES

Payable for securities purchased                                                          $        150,422
                                                                                          ================

                                                                          NET ASSETS

Paid-in capital                                                                           $      3,220,821
Accumulated undistributed net realized loss
   on sale of investments                                                                          (33,408)
Accumulated undistributed net investment loss                                                      (11,392)
Net unrealized gain on investments                                                                 855,372
                                                                                          ----------------

                  Net assets applicable to Fund shares outstanding                        $      4,031,393
                                                                                          ================


Fund shares outstanding                                                                            302,478

Net Asset Value Per Share (net assets/share
   outstanding)                                                                           $          13.33
                                                                                          ================


    The accompanying notes are an integral part of this financial statement.



                              PAPP FOCUS FUND, INC.
                             STATEMENT OF OPERATIONS
                        FOR THE PERIOD FROM MARCH 2, 1998
            (DATE OF COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998




INVESTMENT INCOME:
   Dividends                                                                        $      10,881
   Interest                                                                                 3,998
                                                                                    -------------

                  Total investment income                                                  14,879

EXPENSES:
   Management fee (Note 3)                                                                 21,018
   Custodial fees                                                                           2,810
   Accounting fees                                                                          1,500
   Filing fees                                                                              1,190
   Directors' attendance fees                                                               1,100
   Legal fees                                                                                 987
   Other fees                                                                                 616
                                                                                    -------------

                  Total expenses                                                           29,221

   Less fees waived by adviser (Note 3)                                                    (2,950)
                                                                                    -------------

                  Net expenses                                                             26,271

Net investment loss                                                                       (11,392)

REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:
   Proceeds from sales of securities                                                    1,203,246
   Cost of securities sold                                                             (1,236,654)
                                                                                    --------------
   Net realized loss on investments sold                                                  (33,408)

     Net change in unrealized gain on investments                                         855,372
                                                                                    -------------

Net realized and unrealized gain on investments                                           821,964
                                                                                    -------------

Net increase in net assets resulting from operations                                $     810,572
                                                                                    =============


    The accompanying notes are an integral part of this financial statement.



                              PAPP FOCUS FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                        FOR THE PERIOD FROM MARCH 2, 1998
            (DATE OF COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998


FROM OPERATIONS:
   Net investment loss                                                                       $          (11,392)
   Net realized loss on investments sold                                                                (33,408)
   Net change in unrealized gain on investments                                                         855,372
                                                                                             ------------------

                  Increase in net assets resulting from
                    operations                                                                          810,572

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                  -
   Net realized gain on investments sold                                                                  -

                  Decrease in net assets resulting from
                    distributions to shareholders                                                         -

FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                                                       3,532,754
   Net asset value of shares issued to shareholders
     in reinvestment of net investment income and
     net realized gain on investments sold                                                                -
   Payments for redemption of shares                                                                   (311,933)

                  Increase in net assets resulting
                    from shareholder transactions                                                     3,220,821

Total increase in net assets                                                                          4,031,393

Net assets at beginning of the period                                                                     -
                                                                                             ------------------

Net assets at end of period                                                                 $         4,031,393
                                                                                            ===================



    The accompanying notes are an integral part of this financial statement.

                              PAPP FOCUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998


(1)   SIGNIFICANT ACCOUNTING POLICIES:

Papp Focus Fund, Inc. (the Fund) was incorporated on December 16, 1997 and is registered under the Investment Company Act of 1940 as an open-end, non-diversified management investment company. Operations of the Fund commenced on March 2, 1998. The Fund invests with the objective of long-term capital growth in the common stocks of a relatively small number of companies.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

         Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading, by dividing the market value by the number of shares outstanding, and rounding the result to the nearest full cent.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, is to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2)   DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check.

Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date. There were no dividends or distributions for the period ended December 31, 1998.

(3)   TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $2,950 was required in 1998.

The Fund's independent directors receive $100 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)   PURCHASES AND SALES OF SECURITIES:

For the period from March 2, 1998 (date of commencement of operations) to December 31, 1998, investment transactions excluding short-term investments were as follows:



                  Purchases at cost                                        $  4,225,923
                  Sales                                                        1,203,246

(5)   CAPITAL SHARE TRANSACTIONS:

At December 31, 1998, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                                              Proceeds          Shares
         Period ended December 31, 1998
         Shares issued                                                     $   3,532,754           330,351
         Dividends and distributions reinvested                                    -                -
         Shares redeemed                                                        (311,933)          (27,873)
                                                                           -------------     -------------

                  Net increase                                             $   3,220,821           302,478
                                                                           =============     =============


(6)   UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows at December 31:

                                                                                1998

                  Market value                                            $    3,844,641
                  Original cost                                               (2,989,269)
                                                                          ---------------

                           Net unrealized appreciation                    $      855,372
                                                                          ==============

As of December 31, 1998, gross unrealized gains on investments in which market value exceeded cost totaled $855,372. There were no gross unrealized losses on any of the Fund's investments at December 31, 1998.

(7)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the period, divided by the weighted average of the daily net assets of the Fund.

                                                              Period Ended December 31,
                                                                         1998
Net asset value, beginning
   of period (A)                                                  $     10.00
Income from investment
   operations:
     Net investment loss                                                 (.06)
     Net realized and unrealized
       gain (loss) on investments                                        3.39

         Total from investment
           operations                                                    3.33

Less Distributions:
   Dividend from investment
     income                                                              -
   Distribution of net realized
     gain                                                                -

         Total Distributions                                             -

Net asset value, end of period                                    $     13.33
                                                                  ===========

         Total return                                                   33.30%

Ratios/Supplemental Data:
   Net assets, end of period                                       $4,031,393
   Expenses to average
     net assets (B)                                                      1.25%*
   Net investment income to
     average net assets (C)                                               .70%*
   Portfolio turnover rate                                              50.37%
   Average commission per share                                         $0.041


 *    Annualized
(A)   From the date of commencement of operations (March 2, 1998).
(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.38%, for the period ended December 31, 1998.
(C) Computed giving effect to investment adviser's expense limitation undertaking.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Shareholders of Papp Focus Fund, Inc.:


In planning and performing our audit of the financial statements of Papp Focus Fund, Inc., for the year ended December 31, 1998, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the internal control.

The management of Papp Focus Fund, Inc., is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, errors or irregularities may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of the internal control structure would not necessarily disclose all matters in the internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions.

However, we noted no matters involving the internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 1998.

This report is intended solely for the information and use of management, the Board of Directors of Papp Focus Fund, Inc., and the Securities and Exchange Commission.


                                                         /S/ARTHUR ANDERSEN LLP

Phoenix, Arizona,
January 21, 1999



                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1998

                                                                                 Number           Market
                          Common Stocks                                         of Shares          Value
Financial Services (14.7%)
   Federated Investors
     (Major U.S. investment management company)                                    3,800       $      68,875
   T. Rowe Price Associates, Inc.
     (Provides investment advisory and administration services
      to their family of no-load funds)                                            2,700              92,475
   U.S. Trust Corporation
     (Financial services company)                                                    900              68,400
                                                                                               -------------
                                                                                                     229,750
                                                                                               -------------
Software (12.7%)
   BARRA, Inc. *
     (Develops application software for financial services)                        2,600              61,425
   Fair, Isaac & Co.
     (Develops data management systems and software for
      financial services)                                                          1,100              50,806
  SunGard Data Systems, Inc. *
     (Develops, markets and supports application software for
      proprietary investment support systems)                                      2,200              87,313
                                                                                               -------------
                                                                                                     199,544
                                                                                               -------------
Industrial Services (12.6%)
   Air Express International
     (Air freight forwarding)                                                      1,300              28,275
   Cambridge Technology Partners, Inc. *
     (International professional services business)                                3,200              70,800
   Expeditors International of Washington, Inc.
     (Air freight forwarding)                                                      1,200              50,400
   G & K Services, Inc. Class A
     (Uniform rental service)                                                        900              47,925
                                                                                               -------------
                                                                                                     197,400
                                                                                               -------------
Medical Products (9.2%)
   Safeskin Corp. *
     (Leading manufacturer of hypoallergenic, disposable
      latex examination gloves)                                                    3,000              72,375
   Stryker Corp.
     (Developer and manufacturer of surgical and medical devices)                  1,300              71,581
                                                                                               -------------
                                                                                                     143,956
                                                                                               -------------
Specialty Retailing (8.2%)
   Dollar General Corporation
    (Operates self-service discount stores)                                        2,800              66,150
   Office Depot *
    (Office supply retailer and direct marketer of office products)                1,700              62,793
                                                                                               -------------
                                                                                                     128,943
                                                                                               -------------

*Non-income producing security.

    The accompanying notes are an integral part of this financial statement.

                                       60


                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1998
                                                                                 Number           Market
                    Common Stocks (continued)                                   of Shares          Value
Electrical Equipment (7.9%)
   American Power Conversion Corporation *
    (Leading producer of uninterruptible power supply products)                    1,000              48,438
   Baldor Electric Company
    (Manufacturer of industrial electric motors)                                   1,500              30,375
   Molex, Inc.
    (Supplier of electrical, electronic, and fiber optic interconnection products
     and systems)                                                                  1,400              44,100
                                                                                               -------------
                                                                                                     122,913
                                                                                               -------------
Health Care Services (6.8%)
   Covance, Inc. *
    (Leading contract research organization in the
     pharmaceutical industry)                                                      2,200       $      64,075
   Techne Corp. *
    (Diagnostic kits)                                                              2,000              42,250
                                                                                               -------------
                                                                                                     106,325
                                                                                               -------------
Personal Care/Cosmetics (6.6%)
   Del Labs, Inc.
    (Producer of cosmetics and over the counter pharmaceuticals)                   2,300              56,925
   Helen of Troy Ltd. *
    (Designs, develops, and markets personal care accessories)                     3,200              47,000
                                                                                               -------------
                                                                                                     103,925
                                                                                               -------------
Broadcasting (5.4%)
   Metro Networks, Inc. *
    (Provides traffic reporting services, local news and weather video
     news to television and radio outlets)                                         2,000              85,250
                                                                                               -------------

Consumer Services (4.7%)
   Steiner Leisure Ltd. *
    (Provider of spa services, beauty salons, and health clubs on cruise
     ships)                                                                        2,300              73,600
                                                                                               -------------

Miscellaneous (7.3%)
   Kaydon Corp.
    (Designs, manufactures and sells custom-engineered products)                   1,400              56,088
   Zebra Technologies Corp. *
    (Worldwide provider of bar code labeling)                                      2,000              57,500
                                                                                               -------------
                                                                                                     113,588
                                                                                               -------------
Total Common Stocks - 96.1%                                                                        1,505,194
Cash and Other Assets, Less Liabilities - 3.9%                                                        61,031
                                                                                               -------------

Net Assets - 100%                                                                              $   1,566,225
                                                                                               =============

Net Asset Value Per Share
(Based on 96,681 shares outstanding at December 31, 1998)                                      $       16.20
                                                                                               =============

*Non-income producing security.

    The accompanying notes are an integral part of this financial statement.



                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998





                                                                            ASSETS
Investment in securities at market value (original
   cost $1,399,845 at December 31, 1998) (Note 1)                                         $      1,505,194
Cash                                                                                               134,603
Dividends and interest receivable                                                                    1,101
Receivable for Fund shares sold                                                                     18,000
                                                                                          ----------------

                  Total assets                                                            $      1,658,898
                                                                                          ================


                                                                           LIABILITIES

Payable for securities purchased                                                          $         92,673
                                                                                           ===============


                                                                          NET ASSETS

Paid-in capital                                                                           $      1,460,455
Accumulated undistributed net realized gain
   on sale of investments                                                                           -
Accumulated undistributed net investment income                                                        421
Net unrealized gain on investments                                                                 105,349
                                                                                          ----------------

                  Net assets applicable to Fund shares outstanding                        $      1,566,225
                                                                                          ================


Fund shares outstanding                                                                             96,681

Net Asset Value Per Share (net assets/share
   outstanding)                                                                           $          16.20
                                                                                          ================


    The accompanying notes are an integral part of this financial statement.




                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                             STATEMENT OF OPERATIONS
                      FOR THE PERIOD FROM DECEMBER 15, 1998
            (DATE OF COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998



INVESTMENT INCOME:
   Dividends                                                                        $         377
   Interest                                                                                   723
                                                                                    -------------

                  Total investment income                                                   1,100

EXPENSES:
   Management fee (Note 3)                                                                    543
   Directors' attendance fees                                                                 300

                  Total expenses                                                              843

   Less fees waived by adviser (Note 3)                                                      (164)
                                                                                    -------------

                  Net expenses                                                                679

Net investment income                                                                         421

REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:

Net change in unrealized gain on investments                                              105,349
                                                                                    -------------

Net increase in net assets resulting from operations                                $     105,770
                                                                                    =============


    The accompanying notes are an integral part of this financial statement.


                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE PERIOD FROM DECEMBER 15, 1998
            (DATE OF COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998


FROM OPERATIONS:
   Net investment income                                                                     $              421
   Net realized gain on investments sold                                                                     -
   Net change in unrealized gain on investments                                                         105,349
                                                                                             ------------------

                  Increase in net assets resulting from
                    operations                                                                          105,770

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                  -
   Net realized gain on investments sold                                                                  -

                  Decrease in net assets resulting from
                    distributions to shareholders                                                         -

FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                                                       1,460,455
   Net asset value of shares issued to shareholders
     in reinvestment of net investment income and
     net realized gain on investments sold                                                                -
   Payments for redemption of shares                                                                      -
                                                                                             ------------------
                  Increase in net assets resulting
                    from shareholder transactions                                                     1,460,455
                                                                                             ------------------
Total increase in net assets                                                                          1,566,225

Net assets at beginning of the period                                                                     -
                                                                                             ------------------

Net assets at end of period                                                                 $         1,566,225
                                                                                            ===================



    The accompanying notes are an integral part of this financial statement.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998




(1)   SIGNIFICANT ACCOUNTING POLICIES:

Papp Small & Mid-Cap Growth Fund, Inc. (the Fund) was incorporated on September 15, 1998 and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on December 15, 1998. The Fund invests with the objective of long-term capital growth in the common stocks of small and mid-capitalization companies. The investment adviser paid all start up costs, and the Fund will not reimburse them.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

         Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading, by dividing the market value by the number of shares outstanding, and rounding the result to the nearest full cent.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, is to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2)   DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date. There were no dividends or distributions for the period ended December 31, 1998.

(3)   TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $164 was required in 1998.

The Fund's independent directors receive $100 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)   PURCHASES AND SALES OF SECURITIES:

For the period from December 15, 1998 (date of commencement of operations) to December 31, 1998, investment transactions excluding short-term investments were as follows:



                  Purchases at cost                                        $  1,399,845
                  Sales                                                            -

(5)   CAPITAL SHARE TRANSACTIONS:

At December 31, 1998, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                                              Proceeds          Shares
         Period ended December 31, 1998
         Shares issued                                                     $   1,460,455            96,681
         Dividends and distributions reinvested                                    -                -
         Shares redeemed                                                           -                -
                                                                           -------------     -------------

                  Net increase                                             $   1,460,455            96,681
                                                                           =============     =============


(6)   UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows:

                                                                          December 31,
                                                                                1998

                  Market value                                            $    1,505,194
                  Original cost                                               (1,399,845)
                                                                          ---------------

                           Net unrealized appreciation                    $      105,349
                                                                          ==============

As of December 31, 1998, gross unrealized gains on investments in which market value exceeded cost totaled $125,365 and gross unrealized losses on investments in which cost exceeded market value totaled $20,016.

(7)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the period, divided by the weighted average of the daily net assets of the Fund.

                                                             Period Ended December 31,
                                                                         1998
Net asset value, beginning
   of period (A)                                                  $     15.00
Income from investment
   operations:
     Net investment income                                               -
     Net realized and unrealized
       gain (loss) on investments                                        1.20

         Total from investment
           operations                                                    1.20

Less Distributions:
   Dividend from investment
     income                                                              -
   Distribution of net realized
     gain                                                                -

         Total Distributions                                             -

Net asset value, end of period                                    $     16.20
                                                                  ===========

         Total return                                                    8.00%

Ratios/Supplemental Data:
   Net assets, end of period                                       $1,566,225
   Expenses to average
     net assets (B)                                                      1.25%*
   Net investment income to
     average net assets (C)                                              1.01%*
   Portfolio turnover rate                                               0.00%
   Average commission per share                                         $0.031


 *    Annualized
(A)   From the date of commencement of operations (December 15, 1998).
(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.56%, for the period ended December 31, 1998.
(C) Computed giving effect to investment adviser's expense limitation undertaking.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Shareholders of Papp Small & Mid-Cap Growth Fund,
Inc.:


In planning and performing our audit of the financial statements of Papp Small & Mid-Cap Growth Fund, Inc., for the year ended December 31, 1998, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the internal control.

The management of Papp Small & Mid-Cap Growth Fund, Inc., is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, errors or irregularities may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of the internal control structure would not necessarily disclose all matters in the internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions.

However, we noted no matters involving the internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 1998.

This report is intended solely for the information and use of management, the Board of Directors of Papp Small & Mid-Cap Growth Fund, Inc., and the Securities and Exchange Commission.


                                                             ARTHUR ANDERSEN LLP

Phoenix, Arizona,
January 21, 1999.

                                     Part C
                                Other Information

ITEM 23. Exhibits

Note: As used herein, "Registration Statement" means the Registrant's
      Registration Statement on Form N-1A, no. 333-19235, filed on
      January 3, 1997 and "Amendment No. 4" refers to the amendment no. 4 to the Registration Statement filed on April 30, 1998.

(a) Articles of Incorporation (incorporated by reference to exhibit 1 to the Registration Statement)

(b) By-Laws of the Registrant (incorporated by reference to exhibit 2 to the Registration Statement)

(c)   None

(d) Investment Advisory Agreement (incorporated by reference to exhibit 5 to the Registration Statement)

(e)   None

(f)   None

(g) Custodian Agreement (incorporated by reference to exhibit 8 to the Registration Statement)

(h) Transfer Agency Agreement (incorporated by reference to exhibit 9 to the Registration Statement)

(i)   Opinion and Consent of Bell, Boyd & Lloyd

(j)   Consent of Independent Auditors

(k)   None

(l) Initial Subscription Agreement (incorporated by reference exhibit 13 to the Registration Statement)

(m)   None

(n)   Financial Data Schedule

(o)   None

(p) New Account Purchase Application (incorporated by reference to exhibit 13.1 to Amendment No. 4)

Item 24.  Persons Controlled By or Under Common Control with Registrant

            The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the prospectus under the caption "Management" and in the Statement of Additional Information under the captions "Investment Adviser" and "Management of the Funds" is incorporated by reference.

Item 25.  Indemnification

         Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Section 9.01 of Article IX of the bylaws of the registrant (exhibit 2 to the registration statement, which is incorporated herein by reference) provides in effect that the registrant shall provide certain indemnification of its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the bylaws shall not protect any person against any liability to the registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issuer.

Item 26.  Business and Other Connections of Investment Adviser

         The information in the prospectus under the caption "Management" is incorporated by reference. Neither L. Roy Papp & Associates nor any of its partners has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its, his or her own account or in the capacity of director, officer, employee, partner or trustee.

Item 27.  Principal Underwriters

            None

Item 28.  Location of Accounts and Records

            Rosellen C. Papp, Treasurer
            Papp America-Pacific Rim Fund, Inc.
            4400 North 32nd Street, Suite 280
            Phoenix, AZ 85018

Item 29.  Management Services

            None

Item 30.  Undertakings

        Not applicable.

                   Index of Exhibits Filed with this Amendment

              Exhibit              Exhibit
               Number
                (i)        Opinion and Consent of Bell, Boyd & Lloyd
                (j)        Consent of Independent Auditors
                (n)        Financial Data Schedule

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Phoenix, Arizona on March 1, 1999.

                                     Papp America-Pacific Rim Fund, Inc.

                                                             By: /s/ L. Roy Papp
                                                           L. Roy Papp, Chairman

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature               Title                          Date

/s/ L. Roy Papp             Director and Chairman       )
----------------------      (principal executive and    )
L. Roy Papp                 financial officer)          )

                                                        )
/s/ Harry A. Papp           Director and President      )
----------------------
Harry A. Papp                                           )
                                                        )
                                                        )
/s/ Robert L. Mueller       Director, Vice President    )
----------------------      and Secretary               )
Robert L. Mueller
                                                        )
                                                        ) March 1, 1999
/s/ Bruce C. Williams       Director and Vice President )
----------------------
Bruce C. Williams                                       )
                                                        )
                                                        )
/s/ Rosellen C. Papp       Director, Vice President     )
----------------------     and Treasurer (principal     )
Rosellen C. Papp           accounting officer)          )

                                                        )
/s/ James K.  Ballinger    Director                     )
----------------------
James K. Ballinger                                      )
                                                        )
                                                        )
/s/ Amy S. Clague          Direct                       )
----------------------
Amy S. Clague                                           )
                                                        )
                                                        )
/s/ Carolyn P. O'Malley    Director                     )
Carolyn P. O'Malley